UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

AB GLOBAL RISK ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2023

Date of reporting period: November 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.23

ANNUAL REPORT

AB GLOBAL RISK ALLOCATION FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Global Risk Allocation Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 1

ANNUAL REPORT

January 11, 2024

This report provides management’s discussion of fund performance for the AB Global Risk Allocation Fund for the annual reporting period ended November 30, 2023.

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2023 (unaudited)

	6 Months	12 Months

AB GLOBAL RISK ALLOCATION FUND

Class A Shares	1.94%	-1.19%

Class C Shares	1.58%	-1.89%

Advisor Class Shares[1]	2.11%	-0.95%

Class R Shares1,2	4.60%	1.18%

Class K Shares[1]	2.01%	-1.18%

Class I Shares[1]	2.05%	-0.94%

Primary Benchmark: MSCI World Index	8.73%	12.98%

Blended Benchmark: 60% MSCI World Index / 40% Bloomberg Global Aggregate Bond Index	5.25%	8.61%

Bloomberg Global Aggregate Bond Index	0.06%	2.05%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Reflects a onetime non-recurring accrual adjustment.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, and its blended benchmark, a 60% / 40% blend of MSCI World Index / Bloomberg Global Aggregate Bond Index, respectively, for the six- and 12-month periods ended November 30, 2023. The table also includes the individual performance of the Bloomberg Global Aggregate Bond Index.

All share classes of the Fund underperformed both the primary and blended benchmarks over both periods, before sales charges. The Fund is strategically diversified in multi-asset exposures, and therefore has larger exposures to both interest rate sensitive assets, such as global bonds, inflation sensitive assets, such as commodities, and smaller exposure to equity, than both the primary and blended benchmarks. As bonds and

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commodities significantly underperformed equity over both periods, relative allocation to the asset classes detracted from relative returns.

During the 12-month period, interest rate and commodity exposures detracted from performance, while global equity exposure contributed to performance on an absolute basis. During the six-month period, global equity and commodity exposures contributed to performance, while interest-rate exposures detracted from performance on an absolute basis.

The Fund used derivatives for hedging and investment purposes. During both periods, credit default swaps and currency forwards added to absolute returns, while futures and interest rate swaps detracted. For the 12-month period, written options added to returns and purchased options detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during both the six-month and the 12-month periods ended November 30, 2023. Early in the 12-month period, aggressive central bank tightening—led by the US Federal Reserve—pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory. As the period ended, equity markets rallied sharply as Treasury yields eased, soft-landing optimism accelerated and the prospect of 2024 rate cuts gained momentum, underpinned by a rapid deceleration of inflation and softening economic data. Within large-cap markets, both growth- and value-oriented stocks rose, but growth outperformed value by a wide margin, led by the technology sector and artificial intelligence optimism. Large-cap stocks rose, significantly outperforming small-cap stocks, which declined.

Fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns started to diverge based on individual country growth and inflation expectations. Most central banks raised interest rates significantly to combat inflation and then paused further interest-rate hikes. Government bond returns in aggregate were positive as yields fell beginning in October, with only the UK and Germany posting negative returns during the period. Overall, developed-market investment-grade corporate bonds significantly outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and materially outperformed government bonds—especially in the eurozone and US.

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The Fund’s Senior Investment Management Team (“the Team”) uses proprietary quantitative signals along with fundamental research insights when allocating risk to equities, interest-rate exposure and inflation-sensitive assets. Over the 12-month period, the Team maintained its overweight in risk allocation to equities.The Team increased its risk allocation to interest rate-sensitive exposures and reduced its inflation-sensitive exposures. Within interest-rate allocation, the Team maintained the biggest exposure to US duration.

INVESTMENT POLICIES

The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income and inflation-sensitive instruments. In making decisions on the allocation of assets among asset classes, the Adviser will use a risk-balanced approach. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, the Adviser assesses the volatility, tail loss and return potential of each asset. Fund assets are then allocated among asset classes so that no asset class dominates the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on its determinations of volatility, tail loss and return potential.

The asset classes in which the Fund may invest include:

+	equity/credit: equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below)

+	fixed-income: fixed-income securities of the US and foreign governments and their agencies and instrumentalities

+	inflation-sensitive: global inflation-indexed securities (including Treasury Inflation-Protected Securities) and commodity-related instruments and derivatives (including commodity futures).

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities, derivatives or exchange-traded funds (“ETFs”) intended to track the performance of segments within each particular asset class. The inflation-sensitive asset class consists of instruments, the prices of which are affected directly or indirectly by the level and change in the rate of inflation, such as commodity derivatives.

(continued on next page)

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Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short-to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB-by S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch Ratings, or the equivalent by any other nationally recognized statistical rating organization, which are commonly known as “junk bonds”). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC-or below.

The Fund’s investments will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-US companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures contracts and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser considers factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions.

Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). In addition, the Fund may at times invest in shares of ETFs in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments

(continued on next page)

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and derivatives primarily through investments in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest without limitation in commodities and commodities-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the Fund’s currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may also cause the Fund to take on currency exposure for purposes other than hedging, relying on its fundamental and quantitative research with the goal of increasing returns or managing risk. Currency-related investments may include currencies acquired on a spot (i.e., cash) basis and currency-related derivatives, including forward currency exchange contracts and options on currencies.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index and the Bloomberg Global Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for

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DISCLOSURES AND RISKS (continued)

a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with ratings below investment-grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its

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DISCLOSURES AND RISKS (continued)

shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2013 TO 11/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Global Risk Allocation Fund Class A shares (from 11/30/2013 to 11/30/2023) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions. Prior to October 8, 2012, the Fund used a different strategy.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.19%	-5.41%

5 Years	4.74%	3.84%

10 Years	4.00%	3.55%

CLASS C SHARES

1 Year	-1.89%	-2.79%

5 Years	3.96%	3.96%

10 Years[1]	3.22%	3.22%

ADVISOR CLASS SHARES[2]

1 Year	-0.95%	-0.95%

5 Years	5.01%	5.01%

10 Years	4.27%	4.27%

CLASS R SHARES[2]

1 Year	1.18%	1.18%

5 Years	4.95%	4.95%

10 Years	3.93%	3.93%

CLASS K SHARES[2]

1 Year	-1.18%	-1.18%

5 Years	4.71%	4.71%

10 Years	3.97%	3.97%

CLASS I SHARES[2]

1 Year	-0.94%	-0.94%

5 Years	5.05%	5.05%

10 Years	4.35%	4.35%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.33%, 2.09%, 1.08%, 1.69%, 1.38% and 1.06% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	1.57%

5 Years	5.68%

10 Years	4.04%

CLASS C SHARES

1 Year	4.30%

5 Years	5.79%

10 Years[1]	3.70%

ADVISOR CLASS SHARES[2]

1 Year	6.41%

5 Years	6.87%

10 Years	4.75%

CLASS R SHARES[2]

1 Year	8.64%

5 Years	6.80%

10 Years	4.42%

CLASS K SHARES[2]

1 Year	6.07%

5 Years	6.54%

10 Years	4.45%

CLASS I SHARES[2]

1 Year	6.39%

5 Years	6.90%

10 Years	4.84%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,019.40	$7.39	1.46%	$7.49	1.48%
Hypothetical**	$1,000	$1,017.75	$7.38	1.46%	$7.49	1.48%
Class C
Actual	$1,000	$1,015.80	$11.22	2.22%	$11.32	2.24%
Hypothetical**	$1,000	$1,013.94	$11.21	2.22%	$11.31	2.24%
Advisor Class
Actual	$1,000	$1,021.10	$6.13	1.21%	$6.23	1.23%
Hypothetical**	$1,000	$1,019.00	$6.12	1.21%	$6.23	1.23%
Class R
Actual	$1,000	$1,046.00	$22.36	4.36%	$22.47	4.38%
Hypothetical**	$1,000	$1,003.21	$21.89	4.36%	$21.99	4.38%
Class K
Actual	$1,000	$1,020.10	$10.18	2.01%	$10.28	2.03%
Hypothetical**	$1,000	$1,014.99	$10.15	2.01%	$10.25	2.03%
Class I
Actual	$1,000	$1,020.50	$6.23	1.23%	$6.33	1.25%
Hypothetical**	$1,000	$1,018.90	$6.23	1.23%	$6.33	1.25%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

November 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $179.4

1

The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following: Australia, Austria, Belgium, Bermuda, Brazil, Colombia, Finland, Ireland, Jordan, Luxembourg, Norway, Portugal, Puerto Rico, South Africa, Turkey, United Arab Emirates and Zambia.

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PORTFOLIO SUMMARY (continued)

November 30, 2023 (unaudited)

TEN LARGEST HOLDINGS1

Security	U.S. $ Value	Percent of Net Assets

U.S. Treasury Inflation Index	$84,089,832	46.9%

Japan Treasury Discount Bill Series 1192	26,314,083	14.7

VanEck JPMorgan EM Local Currency Bond ETF – Class E	2,439,718	1.4

Mexico Government International Bond	1,155,216	0.6

Synopsys, Inc.	264,554	0.1

Novo Nordisk A/S – Class B	262,358	0.1

Cadence Design Systems, Inc.	245,396	0.1

NVIDIA Corp.	239,462	0.1

Advanced Micro Devices, Inc.	206,700	0.1

Eli Lilly & Co.	204,500	0.1

	$115,421,819	64.2%

1	Long-term investments.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS

November 30, 2023

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 46.9%
United States – 46.9%
U.S. Treasury Inflation Index 0.375%, 07/15/2025 (TIPS)	U.S.$	61,703	$59,369,640
0.375%, 01/15/2027 (TIPS)		7,173	6,729,184
0.50%, 01/15/2028 (TIPS)		19,352	17,991,008

Total Inflation-Linked Securities (cost $87,514,643)			84,089,832

		Shares
COMMON STOCKS – 22.9%
Financials – 3.7%
Banks – 0.7%
ABN AMRO Bank NV		1,126	15,120
Banco Bilbao Vizcaya Argentaria SA		3,190	29,688
Banco de Sabadell SA		16,278	23,804
Banco Santander SA		3,968	16,444
Bank of America Corp.		676	20,580
Bank of Ireland Group PLC		2,334	21,852
Bank of Montreal		374	30,616
Bank of Nova Scotia (The)		432	19,280
Bankinter SA		3,396	23,886
Barclays PLC		10,110	18,076
BNP Paribas SA		332	20,810
CaixaBank SA		8,772	39,510
Canadian Imperial Bank of Commerce		584	24,144
Citigroup, Inc.		282	13,000
Citizens Financial Group, Inc.		372	10,144
Comerica, Inc.		202	9,090
Commerzbank AG		2,046	25,034
Credit Agricole SA		1,642	21,506
Danske Bank A/S		858	22,230
DNB Bank ASA		1,818	34,658
Erste Group Bank AG		822	33,202
Fifth Third Bancorp		584	16,878
First Citizens BancShares, Inc./NC – Class A		22	30,826
HSBC Holdings PLC(a)		5,318	40,614
Huntington Bancshares, Inc./OH		1,194	13,434
ING Groep NV		1,574	22,114
Intesa Sanpaolo SpA		18,206	52,480
JPMorgan Chase & Co.		224	34,962
KBC Group NV		412	23,562
KeyCorp		842	10,432
Lloyds Banking Group PLC		36,308	20,016
M&T Bank Corp.		324	41,528

18 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

National Bank of Canada	566	$37,506
NatWest Group PLC	6,428	16,908
Nedbank Group Ltd.	442	5,002
New York Community Bancorp, Inc.	1,656	15,583
Nordea Bank Abp (Helsinki)	88	990
Nordea Bank Abp (Stockholm)	3,090	34,544
PNC Financial Services Group, Inc. (The)	146	19,424
Raiffeisen Bank International AG	1,044	17,408
Regions Financial Corp.	902	15,046
Royal Bank of Canada	360	32,440
Skandinaviska Enskilda Banken AB	3,316	40,114
Societe Generale SA	422	10,620
Standard Chartered PLC	2,940	24,338
Svenska Handelsbanken AB	2,924	27,620
Swedbank AB – Class A	1,696	31,088
Toronto-Dominion Bank (The)	522	31,828
Truist Financial Corp.	826	26,548
UniCredit SpA	1,080	29,430
US Bancorp	400	15,248
Wells Fargo & Co.	346	15,384

		1,226,589

Capital Markets – 0.9%
3i Group PLC	4,464	126,226
abrdn PLC	11,794	24,340
Affiliated Managers Group, Inc.	112	15,182
Ameriprise Financial, Inc.	126	44,188
Bank of New York Mellon Corp. (The)	426	20,584
BlackRock, Inc.	54	40,566
Brookfield Asset Management Ltd. – Class A (New York)(b)	6	176
Brookfield Asset Management Ltd. – Class A (Toronto)	236	8,228
Brookfield Corp. (New York)(b)	20	706
Brookfield Corp. (Toronto)	934	32,908
Charles Schwab Corp. (The)	782	47,952
CI Financial Corp.	1,130	11,708
CME Group, Inc.	188	41,052
Deutsche Bank AG	1,114	13,866
Deutsche Boerse AG	356	67,488
Franklin Resources, Inc.	418	10,366
Goldman Sachs Group, Inc. (The)	82	27,664
Hargreaves Lansdown PLC	1,868	16,976
IGM Financial, Inc.	644	15,990
Intercontinental Exchange, Inc.	364	41,324
Invesco Ltd.	554	7,906
Investec PLC	4,738	30,784

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Jefferies Financial Group, Inc.	732	$25,942
Julius Baer Group Ltd.	634	32,080
London Stock Exchange Group PLC	1,250	140,804
Moody’s Corp.	162	59,124
Morgan Stanley	946	74,976
MSCI, Inc.	180	93,752
Nasdaq, Inc.	1,130	63,044
Ninety One PLC	3,020	6,552
Northern Trust Corp.	206	16,326
Onex Corp.	324	21,916
Partners Group Holding AG	68	89,658
Quilter PLC(c)	2,790	3,284
Raymond James Financial, Inc.	314	32,912
S&P Global, Inc.	312	129,738
Schroders PLC	5,552	28,268
SEI Investments Co.	348	20,358
St. James’s Place PLC	2,130	17,486
State Street Corp.	210	15,292
T Rowe Price Group, Inc.	314	31,340
UBS Group AG	1,888	53,350

		1,602,382

Consumer Finance – 0.1%
Ally Financial, Inc.	614	17,942
American Express Co.	258	44,058
Bread Financial Holdings, Inc.	108	3,007
Capital One Financial Corp.	188	20,992
Discover Financial Services	284	26,412
Navient Corp.	670	11,460
Synchrony Financial	516	16,698
Vanquis Banking Group PLC	1,368	1,920

		142,489

Financial Services – 0.6%
Berkshire Hathaway, Inc. – Class B(a)	116	41,400
Edenred SE	464	25,218
Element Fleet Management Corp.	1,598	25,728
Eurazeo SE	636	47,718
EXOR NV(a)(d)(e)	480	46,658
Fidelity National Information Services, Inc.	974	57,116
Fiserv, Inc.(a)	1,184	154,642
FleetCor Technologies, Inc.(a)	124	29,822
Global Payments, Inc.	716	83,254
Groupe Bruxelles Lambert NV	600	47,618
Industrivarden AB – Class A	44	1,324
Industrivarden AB – Class C	1,828	55,066
Investor AB	3,608	74,960
Jackson Financial, Inc. – Class A	38	988

20 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kinnevik AB – Class B(a)	1,368	$12,798
L E Lundbergforetagen AB	856	41,662
M&G PLC	1,556	4,118
Mastercard, Inc. – Class A	324	134,080
PayPal Holdings, Inc.(a)	632	36,352
Visa, Inc. – Class A(b)	360	92,148
Voya Financial, Inc.	388	27,674
Wendel SE	294	24,896
Western Union Co. (The)	1,558	18,120
Worldline SA/France(a)	726	11,268

		1,094,628

Insurance – 1.4%
Admiral Group PLC	1,244	42,470
Aegon Ltd.	4,546	24,956
Aflac, Inc.	694	57,400
Ageas SA/NV	832	35,832
Allianz SE	222	55,820
Allstate Corp. (The)	322	44,256
American International Group, Inc.	360	23,692
Aon PLC – Class A	218	71,282
Arch Capital Group Ltd.(a)	890	74,400
Arthur J Gallagher & Co.	480	119,270
Assicurazioni Generali SpA	1,916	39,660
Assurant, Inc.	210	35,284
Aviva PLC	3,940	20,804
Axis Capital Holdings Ltd.	356	20,000
Baloise Holding AG	288	44,103
Brighthouse Financial, Inc.(a)	30	1,560
Brookfield Reinsurance Ltd.(a)	6	212
Chubb Ltd.	186	42,444
Cincinnati Financial Corp.	352	36,182
Direct Line Insurance Group PLC(a)	8,792	20,946
Everest Group Ltd.	108	43,928
F&G Annuities & Life, Inc.(b)	40	1,632
Fairfax Financial Holdings Ltd.	42	38,606
Fidelity National Financial, Inc.	592	26,500
Gjensidige Forsikring ASA	2,410	40,654
Globe Life, Inc.	300	36,816
Great-West Lifeco, Inc.	1,008	32,218
Hannover Rueck SE	384	91,408
Hartford Financial Services Group, Inc. (The)	440	34,312
iA Financial Corp., Inc.	504	33,654
Intact Financial Corp.	480	74,390
Legal & General Group PLC	13,474	39,156
Lincoln National Corp.	224	5,302
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	3,396	3,216

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Loews Corp.	508	$35,638
Mandatum Oyj(a)	886	3,792
Manulife Financial Corp.	1,086	21,254
Mapfre SA	8,898	19,634
Markel Group, Inc.(a)	20	27,342
Marsh & McLennan Cos., Inc.	376	74,982
MetLife, Inc.	330	20,998
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	212	90,300
NN Group NV	986	37,592
Old Mutual Ltd.	9,764	5,928
Poste Italiane SpA	5,112	55,086
Power Corp. of Canada	1,862	51,526
Principal Financial Group, Inc.	294	21,706
Progressive Corp. (The)	574	93,990
Prudential Financial, Inc.	168	16,428
Prudential PLC	1,556	17,008
Reinsurance Group of America, Inc.	188	30,656
RenaissanceRe Holdings Ltd.	194	41,586
Sampo Oyj	886	38,748
SCOR SE	792	24,978
Sun Life Financial, Inc.	672	33,934
Swiss Life Holding AG	132	84,764
Swiss Re AG	470	55,390
Travelers Cos, Inc. (The)	232	41,904
Trisura Group Ltd.(a)	14	350
Tryg A/S	4,038	87,136
UnipolSai Assicurazioni SpA	12,166	30,068
Unum Group	416	17,844
W R Berkley Corp.	826	59,926
Willis Towers Watson PLC	176	43,348
Zurich Insurance Group AG	154	77,156

		2,573,357

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
AGNC Investment Corp.(b)	1,204	10,619
Annaly Capital Management, Inc.	458	8,258

		18,877

		6,658,322

Information Technology – 3.4%
Communications Equipment – 0.2%
Cisco Systems, Inc.	1,074	51,960
F5, Inc.(a)	232	39,544
Juniper Networks, Inc.	1,038	29,532
Motorola Solutions, Inc.	420	135,606
Nokia Oyj	5,116	17,940

22 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telefonaktiebolaget LM Ericsson	4,594	$22,717

		297,299

Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp. – Class A	1,084	98,634
Arrow Electronics, Inc.(a)	388	45,882
Avnet, Inc.	784	36,614
CDW Corp./DE	508	107,127
Corning, Inc.	1,088	30,998
Flex Ltd.(a)	1,648	41,916
Hexagon AB	5,852	58,612
TE Connectivity Ltd.	440	57,508
Teledyne Technologies, Inc.(a)	66	26,192
Trimble, Inc.(a)	660	30,624
Vontier Corp.	134	4,520

		538,627

IT Services – 0.3%
Accenture PLC – Class A	306	101,942
Akamai Technologies, Inc.(a)	404	46,558
Atos SE(a)	248	1,578
Capgemini SE	360	73,786
CGI, Inc.(a)	798	81,036
Cognizant Technology Solutions Corp. – Class A	550	38,638
DXC Technology Co.(a)	318	7,332
Gartner, Inc.(a)	288	124,800
International Business Machines Corp.	252	39,798
Kyndryl Holdings, Inc.(a)	50	902
VeriSign, Inc.(a)	412	87,426

		603,796

Semiconductors & Semiconductor Equipment – 1.1%
Advanced Micro Devices, Inc.(a)	1,706	206,700
Analog Devices, Inc.	740	135,518
Applied Materials, Inc.	484	72,344
ASML Holding NV	270	183,330
Broadcom, Inc.	176	162,928
Infineon Technologies AG	1,600	61,696
Intel Corp.	942	42,108
KLA Corp.	304	165,564
Lam Research Corp.	192	137,456
Marvell Technology, Inc.	1,278	71,168
Microchip Technology, Inc.	790	65,834
Micron Technology, Inc.	586	44,606
NVIDIA Corp.	512	239,462
NXP Semiconductors NV	516	105,306

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Qorvo, Inc.(a)	222	$21,424
QUALCOMM, Inc.	492	63,492
Skyworks Solutions, Inc.	216	20,840
STMicroelectronics NV	1,366	64,796
Texas Instruments, Inc.	424	64,596

		1,929,168

Software – 1.3%
Adobe, Inc.(a)	224	136,866
ANSYS, Inc.(a)	318	92,996
Autodesk, Inc.(a)	198	43,030
BlackBerry Ltd.(a)	1,372	5,036
Cadence Design Systems, Inc.(a)	898	245,396
Cerence, Inc.(a)	172	2,956
Constellation Software, Inc./Canada	54	124,490
Dassault Systemes SE	3,230	151,488
Fortinet, Inc.(a)	2,558	134,396
Gen Digital, Inc.	918	20,248
Intuit, Inc.	286	162,866
Microsoft Corp.	498	188,318
Open Text Corp.	830	33,168
Oracle Corp.	768	89,250
Palo Alto Networks, Inc.(a)	446	131,316
Roper Technologies, Inc.	92	49,518
Sage Group PLC (The)	5,404	77,324
Salesforce, Inc.(a)	268	67,258
SAP SE	466	74,126
ServiceNow, Inc.(a)	214	146,748
Splunk, Inc.(a)	288	43,492
Synopsys, Inc.(a)	488	264,554
Workday, Inc. – Class A(a)	192	51,978

		2,336,818

Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc.	814	154,620
Dell Technologies, Inc. – Class C	684	51,894
Hewlett Packard Enterprise Co.	1,522	25,720
HP, Inc.	1,290	37,819
Lumine Group, Inc.(a)(c)	160	2,730
NetApp, Inc.	542	49,442
Seagate Technology Holdings PLC	490	38,680
Topicus.com, Inc.(a)	98	6,598
Western Digital Corp.(a)	232	11,208
Xerox Holdings Corp.	858	12,004

		390,715

		6,096,423

24 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 2.6%
Aerospace & Defense – 0.4%
Airbus SE	182	$26,898
Babcock International Group PLC	1,434	7,174
BAE Systems PLC	2,640	35,012
Boeing Co. (The)(a)	110	25,248
Bombardier, Inc. – Class B(a)	146	5,042
CAE, Inc.(a)	1,404	27,916
Dassault Aviation SA	110	21,846
General Dynamics Corp.	120	29,636
Howmet Aerospace, Inc.	412	21,672
Huntington Ingalls Industries, Inc.	90	21,332
L3Harris Technologies, Inc.	510	97,122
Leonardo SpA	684	10,498
Lockheed Martin Corp.	100	44,330
Melrose Industries PLC	2,944	19,322
Northrop Grumman Corp.	100	47,040
Rolls-Royce Holdings PLC(a)	5,508	18,792
RTX Corp.	640	52,147
Safran SA	174	30,594
Textron, Inc.	360	27,598
Thales SA	192	28,690
TransDigm Group, Inc.	46	44,292

		642,201

Air Freight & Logistics – 0.1%
CH Robinson Worldwide, Inc.	268	21,908
Deutsche Post AG	500	23,495
DSV A/S	296	44,382
Expeditors International of Washington, Inc.	372	44,766
FedEx Corp.	94	24,330
International Distributions Services PLC(a)	3,582	10,972
United Parcel Service, Inc. – Class B	236	35,628

		205,481

Building Products – 0.1%
AO Smith Corp.	356	26,752
Assa Abloy AB	848	21,726
Carrier Global Corp.	294	15,224
Cie de Saint-Gobain SA	254	16,560
Fortune Brands Innovations, Inc.	340	23,266
Geberit AG	50	28,050
Johnson Controls International PLC	512	27,034
Masco Corp.	530	32,092
Masterbrand, Inc.(a)	340	4,562
Otis Worldwide Corp.	146	12,526
Resideo Technologies, Inc.(a)	32	510
Trane Technologies PLC	234	52,746

		261,048

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.2%
Cintas Corp.	194	$106,778
G4S PLC(a)(d)(e)	3,970	12,276
ISS A/S	414	7,114
Republic Services, Inc.	484	78,168
Securitas AB	2,208	19,868
Societe BIC SA	160	10,766
Stericycle, Inc.(a)	186	8,736
Veralto Corp.(a)	130	9,966
Waste Connections, Inc.	446	60,292
Waste Management, Inc.	458	78,314

		392,278

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	596	23,784
Bouygues SA	320	12,138
Eiffage SA	192	19,466
Epiroc AB – Class A	436	8,132
Epiroc AB – Class B	520	8,188
Ferrovial SE	1,094	37,800
Fluor Corp.(a)	358	13,614
HOCHTIEF AG	80	8,548
Orascom Construction PLC	174	649
Skanska AB	764	12,262
SNC-Lavalin Group, Inc.	548	16,986
Vinci SA	176	21,410

		182,977

Electrical Equipment – 0.2%
ABB Ltd.	788	31,338
Accelleron Industries AG	40	1,123
Acuity Brands, Inc.	70	12,548
AMETEK, Inc.	336	52,158
Eaton Corp. PLC	274	62,160
Emerson Electric Co.	344	30,582
Legrand SA	296	28,548
nVent Electric PLC	240	12,780
Prysmian SpA	538	20,714
Rockwell Automation, Inc.	118	32,226
Schneider Electric SE	198	36,442
Sensata Technologies Holding PLC	430	13,946
Siemens Energy AG(a)	60	698
Vestas Wind Systems A/S(a)	760	21,014

		356,277

Ground Transportation – 0.2%
Canadian National Railway Co.	330	38,294

26 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Canadian Pacific Kansas City Ltd. (New York)	480	$34,560
Canadian Pacific Kansas City Ltd. (Toronto)	700	50,394
CSX Corp.	790	25,484
JB Hunt Transport Services, Inc.	220	40,574
Norfolk Southern Corp.	156	33,815
U-Haul Holding Co.(a)(b)	48	2,660
U-Haul Holding Co. (Non voting)	424	22,906
Union Pacific Corp.	162	36,494

		285,181

Industrial Conglomerates – 0.1%
3M Co.	142	14,068
DCC PLC	174	11,696
General Electric Co.	100	12,058
Honeywell International, Inc.	190	37,029
Siemens AG	118	19,822
Smiths Group PLC	1,382	28,814

		123,487

Machinery – 0.5%
AGCO Corp.	248	28,156
Alfa Laval AB	850	31,672
Alstom SA	672	8,314
ANDRITZ AG	354	19,206
Atlas Copco AB – Class A	1,744	26,922
Atlas Copco AB – Class B	2,080	27,472
Caterpillar, Inc.	162	40,366
CNH Industrial NV	1,194	12,682
Cummins, Inc.	110	24,658
Daimler Truck Holding AG	174	5,650
Deere & Co.	144	52,476
Dover Corp.	214	30,208
Electrolux Professional AB – Class B	748	3,298
Flowserve Corp.	300	11,440
Fortive Corp.	338	23,246
GEA Group AG	378	13,908
Husqvarna AB	2,522	19,250
Illinois Tool Works, Inc.	174	42,144
IMI PLC	1,188	23,460
Ingersoll Rand, Inc.	206	14,714
Iveco Group NV(a)	238	1,936
Kone Oyj – Class B	326	14,512
Metso Oyj	1,686	16,598
Middleby Corp. (The)(a)	126	15,778
PACCAR, Inc.	376	34,524
Parker-Hannifin Corp.	106	45,484
Pentair PLC	240	15,490

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sandvik AB	908	$17,924
Schindler Holding AG	78	17,478
Schindler Holding AG (REG)	82	17,382
SKF AB – Class B	706	13,288
Snap-on, Inc.	116	31,864
Stanley Black & Decker, Inc.	164	14,908
Valmet Oyj	128	3,416
Volvo AB – Class B	910	21,104
Wartsila OYJ Abp	732	10,116
Weir Group PLC (The)	504	11,922
Westinghouse Air Brake Technologies Corp.	228	26,576
Xylem, Inc./NY	398	41,842

		831,384

Marine Transportation – 0.0%
AP Moller – Maersk A/S – Class A	10	15,514
AP Moller – Maersk A/S – Class B	10	14,211
Kuehne + Nagel International AG	140	40,236

		69,961

Passenger Airlines – 0.0%
American Airlines Group, Inc.(a)	254	3,144
Delta Air Lines, Inc.	284	10,452
Deutsche Lufthansa AG(a)	1,312	11,414
easyJet PLC(a)	1,302	7,482
International Consolidated Airlines Group SA(a)	4,712	9,136
Southwest Airlines Co.	264	6,750
United Airlines Holdings, Inc.(a)	158	6,186

		54,564

Professional Services – 0.5%
Adecco Group AG	234	11,238
Automatic Data Processing, Inc.	416	95,416
Broadridge Financial Solutions, Inc.	588	113,772
Bureau Veritas SA	964	23,316
Capita PLC(a)	1,612	388
Equifax, Inc.	192	41,582
Experian PLC	1,126	41,360
Intertek Group PLC	254	12,808
Jacobs Solutions, Inc.	308	39,044
ManpowerGroup, Inc.	170	12,616
Paychex, Inc.	736	89,770
Randstad NV	258	15,350
RELX PLC (Amsterdam)	1,140	43,876
RELX PLC (London)	1,122	43,178
Robert Half, Inc.	350	28,692
SGS SA	250	21,276

28 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Thomson Reuters Corp.	576	$80,474
Verisk Analytics, Inc.	318	76,774
Wolters Kluwer NV	490	67,494

		858,424

Trading Companies & Distributors – 0.2%
AerCap Holdings NV(a)	318	21,626
Ashtead Group PLC	560	33,838
Brenntag SE	322	27,856
Bunzl PLC	678	25,700
Fastenal Co.	756	45,278
Ferguson PLC	296	50,196
Finning International, Inc.	924	23,474
Rexel SA	970	23,408
Travis Perkins PLC	698	6,706
United Rentals, Inc.	98	46,174
WW Grainger, Inc.	98	77,046

		381,302

Transportation Infrastructure – 0.0%
Aena SME SA	132	22,529
Aeroports de Paris SA	132	16,276
Fraport AG Frankfurt Airport Services Worldwide(a)	264	15,100
Getlink SE	1,706	31,156

		85,061

		4,729,626

Health Care – 2.6%
Biotechnology – 0.2%
AbbVie, Inc.	690	98,106
Alkermes PLC(a)	166	3,983
Amgen, Inc.	160	43,142
Biogen, Inc.(a)	84	19,662
BioMarin Pharmaceutical, Inc.(a)	170	15,484
Genmab A/S(a)	280	87,750
Gilead Sciences, Inc.	352	26,886
Grifols SA(a)	2,272	32,150
Idorsia Ltd.(a)	214	466
Incyte Corp.(a)	94	5,108
Mural Oncology PLC(a)	16	58
Regeneron Pharmaceuticals, Inc.(a)	34	27,186
Seagen, Inc.(a)	152	32,194
United Therapeutics Corp.(a)	108	25,920
Vertex Pharmaceuticals, Inc.(a)	124	43,642

		461,737

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 0.8%
Abbott Laboratories	634	$66,120
Alcon, Inc.	184	13,880
Align Technology, Inc.(a)	150	32,070
Arjo AB	2,760	9,884
Baxter International, Inc.	520	18,762
Becton Dickinson & Co.	182	42,748
Boston Scientific Corp.(a)	884	49,406
Coloplast A/S – Class B	742	87,554
Cooper Cos., Inc. (The)	124	41,442
Demant A/S(a)	2,432	103,142
DENTSPLY SIRONA, Inc.	494	15,684
Dexcom, Inc.(a)	860	99,348
Edwards Lifesciences Corp.(a)	480	32,500
Embecta Corp.	36	660
EssilorLuxottica SA	494	94,138
GE Healthcare, Inc.(a)	34	2,260
Getinge AB	2,760	58,638
Hologic, Inc.(a)	564	40,214
IDEXX Laboratories, Inc.(a)	166	76,860
Intuitive Surgical, Inc.(a)	274	85,170
Koninklijke Philips NV(a)	510	10,446
Medtronic PLC	342	27,032
ResMed, Inc.	390	61,356
Smith & Nephew PLC	4,176	54,124
Sonova Holding AG	436	125,590
Stryker Corp.	244	72,008
Teleflex, Inc.	136	30,468
Zimmer Biomet Holdings, Inc.	188	21,750
Zimvie, Inc.(a)	18	170

		1,373,424

Health Care Providers & Services – 0.4%
Cardinal Health, Inc.	352	37,586
Cencora, Inc.	242	49,012
Centene Corp.(a)	478	35,220
Cigna Group (The)	246	64,668
CVS Health Corp.	580	39,410
DaVita, Inc.(a)	316	32,062
Elevance Health, Inc.	138	65,690
Fresenius Medical Care AG & Co. KGaA	756	31,006
Fresenius SE & Co. KGaA	694	22,006
HCA Healthcare, Inc.	258	64,374
Henry Schein, Inc.(a)	352	23,422
Humana, Inc.	84	40,728
Laboratory Corp. of America Holdings	204	44,032
McKesson Corp.	120	56,468
Patterson Cos., Inc.	520	13,188

30 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pediatrix Medical Group, Inc.(a)	318	$2,664
Quest Diagnostics, Inc.	278	38,150
UnitedHealth Group, Inc.	156	85,710
Universal Health Services, Inc.	182	24,884

		770,280

Life Sciences Tools & Services – 0.4%
Agilent Technologies, Inc.	408	52,142
Danaher Corp.	388	86,644
Eurofins Scientific SE	1,160	67,482
Fortrea Holdings, Inc.(a)	204	5,976
Illumina, Inc.(a)	92	9,278
IQVIA Holdings, Inc.(a)	324	69,154
Lonza Group AG	278	107,620
Mettler-Toledo International, Inc.(a)	52	56,780
QIAGEN NV(a)	1,522	62,420
Thermo Fisher Scientific, Inc.	174	85,766
Waters Corp.(a)	144	40,128

		643,390

Pharmaceuticals – 0.8%
AstraZeneca PLC	730	93,826
AstraZeneca PLC (Sponsored ADR)	246	15,890
Bausch Health Cos., Inc.(a)	418	2,974
Bayer AG (REG)	526	18,004
Bristol-Myers Squibb Co.	610	30,122
Eli Lilly & Co.	346	204,500
Euroapi SA(a)	26	148
GSK PLC	2,920	52,448
Hikma Pharmaceuticals PLC	2,642	57,550
Jazz Pharmaceuticals PLC(a)	112	13,124
Johnson & Johnson	278	42,840
Merck & Co., Inc.	432	44,168
Merck KGaA	536	93,888
Novartis AG	924	90,092
Novo Nordisk A/S – Class B	2,568	262,358
Organon & Co.	44	486
Orion Oyj – Class B	948	37,610
Perrigo Co. PLC	214	6,518
Pfizer, Inc.	1,008	30,714
Roche Holding AG (Genusschein)	268	72,098
Sandoz Group AG(a)	184	5,256
Sanofi SA	604	56,332
Takeda Pharmaceutical Co., Ltd. (Sponsored ADR)(b)	1,184	16,754
UCB SA	558	41,270
Viatris, Inc.	638	5,856

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Zoetis, Inc.	498	$87,982

		1,382,808

		4,631,639

Consumer Staples – 2.1%
Beverages – 0.4%
Anheuser-Busch InBev SA/NV	336	21,146
Brown-Forman Corp. – Class B	776	45,582
Carlsberg AS	434	53,844
Coca-Cola Co. (The)	1,174	68,608
Coca-Cola Europacific Partners PLC	1,012	60,847
Coca-Cola HBC AG	1,304	36,232
Constellation Brands, Inc. – Class A	160	38,478
Diageo PLC	1,526	53,378
Heineken Holding NV	450	35,006
Heineken NV	502	45,954
Keurig Dr Pepper, Inc.	462	14,586
Molson Coors Brewing Co. – Class B	388	23,816
Monster Beverage Corp.(a)	1,264	69,710
PepsiCo, Inc.	422	71,018
Pernod Ricard SA	348	59,948
Remy Cointreau SA	338	40,054

		738,207

Consumer Staples Distribution & Retail – 0.6%
Alimentation Couche-Tard, Inc.	1,688	96,226
Carrefour SA	1,250	23,680
Casino Guichard Perrachon SA(a)	448	317
Colruyt Group NV	916	39,500
Costco Wholesale Corp.	252	149,370
Distribuidora Internacional de Alimentacion SA(a)	54,700	708
Dollar General Corp.	192	25,044
Dollar Tree, Inc.(a)	152	18,786
Empire Co., Ltd.	1,866	50,688
George Weston Ltd.	642	75,180
J Sainsbury PLC	10,712	38,704
Jeronimo Martins SGPS SA	2,096	51,838
Koninklijke Ahold Delhaize NV	1,926	55,748
Kroger Co. (The)	870	38,514
Loblaw Cos. Ltd.	968	83,464
Marks & Spencer Group PLC	4,898	15,596
METRO AG – Class C(a)	964	6,452
Metro, Inc./CN	1,750	87,660
Rite Aid Corp.(a)	46	10
Sysco Corp.	678	48,860
Target Corp.	282	37,600

32 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tesco PLC	11,258	$40,682
Walgreens Boots Alliance, Inc.	396	7,896
Walmart, Inc.	580	90,144
WK Kellogg Co.	132	1,468

		1,084,135

Food Products – 0.6%
Archer-Daniels-Midland Co.	758	55,814
Aryzta AG(a)	6,292	11,572
Associated British Foods PLC	934	28,096
Barry Callebaut AG	34	54,994
Bunge Global SA	446	48,892
Campbell Soup Co.	640	25,674
Chocoladefabriken Lindt & Spruengli AG	10	111,282
Chocoladefabriken Lindt & Spruengli AG (REG)	2	122,314
Conagra Brands, Inc.	984	27,838
Danone SA	580	37,296
General Mills, Inc.	652	41,506
Hershey Co. (The)	380	71,222
Hormel Foods Corp.	966	29,520
Ingredion, Inc.	314	32,182
J M Smucker Co. (The)	308	33,688
Kellanova	526	27,636
Kerry Group PLC	504	40,712
Kraft Heinz Co. (The)	444	15,554
McCormick & Co., Inc./MD	900	58,346
Mondelez International, Inc. – Class A	588	41,712
Mowi ASA	1,946	34,620
Nestle SA (REG)	608	69,184
Orkla ASA	3,826	28,232
Saputo, Inc.	1,144	22,240
Tate & Lyle PLC	4,016	31,274
Tyson Foods, Inc. – Class A	530	24,826

		1,126,226

Household Products – 0.2%
Church & Dwight Co., Inc.	820	79,140
Clorox Co. (The)	334	47,878
Colgate-Palmolive Co.	604	47,498
Edgewell Personal Care Co.	334	11,592
Essity AB – Class B	1,288	32,222
Henkel AG & Co. KGaA	338	23,618
Henkel AG & Co. KGaA (Preference Shares)	356	28,006
ICA Gruppen AB(a)(d)(e)	1,334	– 0	–
Kimberly-Clark Corp.	354	43,676
Procter & Gamble Co. (The)	596	91,498

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Reckitt Benckiser Group PLC	500	$34,066
Spectrum Brands Holdings, Inc.	294	20,314

		459,508

Personal Care Products – 0.2%
Beiersdorf AG	472	66,022
Coty, Inc. – Class A(a)	1,052	11,992
Estee Lauder Cos., Inc. (The) – Class A	428	54,524
Haleon PLC	3,650	15,288
L’Oreal SA	228	107,136
Unilever PLC (Amsterdam)	860	41,020
Unilever PLC (London)	812	38,690

		334,672

Tobacco – 0.1%
Altria Group, Inc.	530	22,282
British American Tobacco PLC	580	18,424
British American Tobacco PLC (Sponsored ADR)(b)	322	10,236
Imperial Brands PLC	988	23,074
Philip Morris International, Inc.	358	33,330

		107,346

		3,850,094

Consumer Discretionary – 1.9%
Automobile Components – 0.1%
Aptiv PLC(a)	152	12,508
Autoliv, Inc.	144	14,818
BorgWarner, Inc.	338	11,388
Cie Generale des Etablissements Michelin SCA	796	26,766
Continental AG	108	8,304
Dowlais Group PLC	2,944	3,796
Forvia SE (Milan)	28	528
Forvia SE (Paris)	36	690
Goodyear Tire & Rubber Co. (The)(a)	408	5,668
Lear Corp.	100	13,242
Linamar Corp.	316	13,374
Magna International, Inc.	364	19,626
Nokian Renkaat Oyj	578	4,700
Phinia, Inc.	68	1,708
Schaeffler AG (Preference Shares)	1,288	7,130
Valeo SE	282	4,094
Vitesco Technologies Group AG – Class A(a)	22	2,146

		150,486

Automobiles – 0.3%
Bayerische Motoren Werke AG	252	26,294

34 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Bayerische Motoren Werke AG (Preference Shares)	288	$27,368
Ferrari NV	304	109,194
Ford Motor Co.	1,378	14,128
General Motors Co.	434	13,714
Harley-Davidson, Inc.	228	6,838
Mercedes-Benz Group AG	350	22,692
Porsche Automobil Holding SE (Preference Shares)	378	18,436
Renault SA	204	7,978
Stellantis NV (Milan)	1,290	28,038
Stellantis NV (Paris)	1,736	37,696
Tesla, Inc.(a)	406	97,232
Volkswagen AG	152	19,594
Volkswagen AG (Preference Shares)	138	16,018

		445,220

Broadline Retail – 0.2%
Amazon.com, Inc.(a)	290	42,366
Canadian Tire Corp. Ltd.	150	15,604
Cie Financiere Richemont SA	286	35,646
Dollarama, Inc.	678	49,240
eBay, Inc.	856	35,104
Kohl’s Corp.(b)	242	5,674
Macy’s, Inc.(b)	350	5,536
MercadoLibre, Inc.(a)	68	108,570
Next PLC	400	40,140
Nordstrom, Inc.(b)	248	3,874
Qurate Retail, Inc. Series A(a)	604	466

		342,220

Distributors – 0.0%
Genuine Parts Co.	218	28,813
LKQ Corp.	438	19,504

		48,317

Diversified Consumer Services – 0.0%
H&R Block, Inc.	416	18,850
Pearson PLC	1,740	20,640

		39,490

Hotels, Restaurants & Leisure – 0.4%
Accor SA	516	17,906
Amadeus IT Group SA	788	54,032
Aramark	588	16,442
Booking Holdings, Inc.(a)	8	25,006
Carnival Corp.(a)	278	4,186
Carnival PLC(a)	410	5,426
Chipotle Mexican Grill, Inc.(a)	28	61,664

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Compass Group PLC	1,758	$44,506
Darden Restaurants, Inc.	184	28,790
Domino’s Pizza, Inc.	76	29,466
Expedia Group, Inc.(a)	108	14,572
Flutter Entertainment PLC(a)	226	35,266
Hilton Worldwide Holdings, Inc.	266	44,560
InterContinental Hotels Group PLC	470	36,446
Las Vegas Sands Corp.	238	10,976
Marriott International, Inc./MD – Class A	176	35,472
McDonald’s Corp.	162	45,658
MGM Resorts International	384	15,145
Norwegian Cruise Line Holdings Ltd.(a)(b)	242	3,696
Restaurant Brands International, Inc.	334	23,756
Royal Caribbean Cruises Ltd.(a)	138	14,830
Sabre Corp.(a)	1,210	4,272
Sodexo SA	224	24,004
Starbucks Corp.	334	33,066
Travel + Leisure Co.	138	4,918
TUI AG(a)	1,650	10,066
Whitbread PLC	756	29,560
Wyndham Hotels & Resorts, Inc.	138	10,672
Wynn Resorts Ltd.	90	7,514
Yum! Brands, Inc.	316	39,548

		731,421

Household Durables – 0.2%
Barratt Developments PLC	2,560	16,640
Berkeley Group Holdings PLC	508	29,754
DR Horton, Inc.	418	53,366
Electrolux AB – Class B	748	7,364
Garmin Ltd.	302	36,916
Leggett & Platt, Inc.	340	7,752
Lennar Corp. – Class A	278	35,434
Lennar Corp. – Class B(b)	6	574
Mohawk Industries, Inc.(a)	78	6,888
Newell Brands, Inc.	306	2,328
Persimmon PLC	764	12,088
PulteGroup, Inc.	630	55,704
SEB SA	178	20,294
Taylor Wimpey PLC	9,372	15,362
Toll Brothers, Inc.	346	29,632
Whirlpool Corp.	84	9,038

		339,134

Leisure Products – 0.0%
Hasbro, Inc.	184	8,494
Mattel, Inc.(a)	530	10,051
Polaris, Inc.	124	10,226

36 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Viaplay Group AB	66	$146

		28,917

Specialty Retail – 0.3%
Advance Auto Parts, Inc.	86	4,368
AutoNation, Inc.(a)	294	39,634
AutoZone, Inc.(a)	24	60,028
Avolta AG(a)	128	4,436
Bath & Body Works, Inc.	204	6,654
Best Buy Co., Inc.	198	14,046
CarMax, Inc.(a)	138	8,824
CECONOMY AG(a)	964	2,308
Currys PLC	4,868	2,682
Dick’s Sporting Goods, Inc.	276	35,908
Foot Locker, Inc.	204	5,466
Gap, Inc. (The)	426	8,550
H & M Hennes & Mauritz AB	936	14,992
Home Depot, Inc. (The)	122	38,246
Industria de Diseno Textil SA	758	31,238
Kingfisher PLC	6,282	17,438
Lowe’s Cos., Inc.	182	35,988
O’Reilly Automotive, Inc.(a)	60	57,960
Ross Stores, Inc.	226	29,336
Signet Jewelers Ltd.	144	11,752
TJX Cos., Inc. (The)	528	46,522
Tractor Supply Co.(b)	286	57,858
Ulta Beauty, Inc.(a)	46	19,170
Victoria’s Secret & Co.(a)	68	1,832
Wickes Group PLC	782	1,272
Zalando SE(a)	758	18,072

		574,580

Textiles, Apparel & Luxury Goods – 0.4%
adidas AG	138	28,888
Burberry Group PLC	982	18,174
Capri Holdings Ltd.(a)	238	11,480
Christian Dior SE	102	75,136
Gildan Activewear, Inc.	644	23,276
Hanesbrands, Inc.	666	2,420
Hermes International SCA	68	138,858
HUGO BOSS AG	262	18,294
Kering SA	76	32,262
Kontoor Brands, Inc.	42	2,254
Lululemon Athletica, Inc.(a)	182	80,870
LVMH Moet Hennessy Louis Vuitton SE	90	68,876
NIKE, Inc. – Class B	338	37,272
Pandora A/S	240	32,400
Puma SE	60	3,876

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PVH Corp.	114	$11,148
Ralph Lauren Corp.	190	24,452
Swatch Group AG (The)	56	14,696
Swatch Group AG (The) (REG)	302	15,070
Tapestry, Inc.	298	9,438
Under Armour, Inc. – Class A(a)	562	4,566
Under Armour, Inc. – Class B(a)(b)	622	4,756
Vestis Corp.	294	5,364
VF Corp.	288	4,818

		668,644

		3,368,429

Materials – 1.8%
Chemicals – 1.0%
Air Liquide SA	492	93,084
Air Products and Chemicals, Inc.	262	70,614
Akzo Nobel NV	408	31,406
Albemarle Corp.(b)	274	33,106
Arkema SA	294	29,916
Axalta Coating Systems Ltd.(a)	1,074	33,798
BASF SE	444	20,654
Celanese Corp.(b)	362	50,056
CF Industries Holdings, Inc.	596	44,790
Chr Hansen Holding A/S	470	37,556
Corteva, Inc.	350	15,820
Covestro AG	458	24,084
Croda International PLC	632	35,856
Dow, Inc.	350	18,112
DSM BV(d)(e)	642	63,920
DuPont de Nemours, Inc.	350	25,040
Eastman Chemical Co.	398	33,280
Ecolab, Inc.	416	79,760
EMS-Chemie Holding AG	48	33,324
Evonik Industries AG	1,232	23,040
FMC Corp.	372	19,908
FUCHS SE (Preference Shares)	916	38,734
Givaudan SA	26	93,560
International Flavors & Fragrances, Inc.	266	20,052
Johnson Matthey PLC	1,128	22,088
K+S AG	1,010	14,966
LANXESS AG	442	10,752
Linde PLC	218	90,202
Livent Corp.(a)(b)	346	4,762
LyondellBasell Industries NV – Class A	322	30,622
Methanex Corp.	552	23,519
Mosaic Co. (The)	1,004	35,998
Novozymes A/S – Class B	560	28,988

38 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nutrien Ltd.	1,592	$85,152
PPG Industries, Inc.	330	46,856
Sherwin-Williams Co. (The)	346	96,464
Sika AG	360	97,830
Solvay SA	330	38,228
Symrise AG	710	79,918
Umicore SA	1,130	30,198
Yara International ASA	866	29,380

		1,735,393

Construction Materials – 0.1%
CRH PLC	1,076	67,984
Heidelberg Materials AG	356	29,060
Holcim AG	596	43,768
Imerys SA	564	16,391
Martin Marietta Materials, Inc.	118	54,822
Vulcan Materials Co.	196	41,858

		253,883

Containers & Packaging – 0.2%
Avery Dennison Corp.	490	95,110
Ball Corp.	902	49,816
CCL Industries, Inc. – Class B	896	36,890
Crown Holdings, Inc.	666	57,282
International Paper Co.	636	23,458
Packaging Corp. of America	340	56,956
Sealed Air Corp.	754	25,168
Westrock Co.	526	21,614

		366,294

Metals & Mining – 0.4%
Agnico Eagle Mines Ltd.	580	31,084
Alleima AB	182	1,308
Anglo American PLC	1,416	38,294
Antofagasta PLC	2,036	36,146
ArcelorMittal SA	988	24,814
Barrick Gold Corp.	1,182	20,766
BHP Group Ltd.	1,450	44,036
Boliden AB	978	26,004
Eldorado Gold Corp.(a)	714	9,358
First Quantum Minerals Ltd.	1,602	13,108
Franco-Nevada Corp.	370	41,328
Freeport-McMoRan, Inc.	1,302	48,590
Fresnillo PLC	1,276	9,368
Glencore PLC	5,706	31,916
Kinross Gold Corp.	3,366	19,838
Newmont Corp. (New York)	694	27,852
Newmont Corp. (Toronto)	526	21,166
Norsk Hydro ASA	4,362	25,330

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nucor Corp.	456	$77,336
Pan American Silver Corp.	576	9,008
Rio Tinto PLC	670	45,724
Teck Resources Ltd. – Class B	1,326	49,954
thyssenkrupp AG	1,008	7,594
voestalpine AG	636	17,878
Wheaton Precious Metals Corp.	936	45,718

		723,518

Paper & Forest Products – 0.1%
Mondi PLC	1,890	33,658
Stora Enso Oyj – Class R	2,478	32,186
Svenska Cellulosa AB SCA – Class B	1,288	19,136
Sylvamo Corp.	58	2,866
UPM-Kymmene Oyj	1,348	47,160
West Fraser Timber Co., Ltd.	532	38,586

		173,592

		3,252,680

Utilities – 1.7%
Electric Utilities – 0.8%
Alliant Energy Corp.	824	41,670
American Electric Power Co., Inc.	528	41,922
Constellation Energy Corp.	248	30,018
Duke Energy Corp.	432	39,864
Edison International	398	26,662
EDP – Energias de Portugal SA	19,584	93,660
Emera, Inc.	1,250	43,932
Endesa SA	3,408	71,286
Enel SpA	10,640	75,184
Entergy Corp.	440	44,620
Evergy, Inc.	486	24,806
Eversource Energy	570	33,864
Exelon Corp.	746	28,690
FirstEnergy Corp.	958	35,352
Fortis, Inc./Canada	1,332	53,320
Fortum Oyj	4,004	56,240
Hydro One Ltd.(c)	1,792	49,786
Iberdrola SA	9,310	115,062
NextEra Energy, Inc.	1,078	63,074
OGE Energy Corp.	986	34,560
Orsted AS	1,498	70,490
Pinnacle West Capital Corp.	376	28,178
PPL Corp.	896	23,378
Redeia Corp. SA	3,748	62,824
Southern Co. (The)	698	49,544
SSE PLC	3,490	80,842
Terna – Rete Elettrica Nazionale	13,636	109,866

40 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Xcel Energy, Inc.	596	$36,200

		1,464,894

Gas Utilities – 0.2%
AltaGas Ltd.	1,538	31,282
Atmos Energy Corp.	430	48,938
Enagas SA	3,496	63,984
Naturgy Energy Group SA	2,626	78,325
Snam SpA	22,766	114,706
UGI Corp.	658	14,470

		351,705

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp. (The)	2,024	34,812
Orron Energy ab	2,788	1,968
RWE AG	2,734	117,190

		153,970

Multi-Utilities – 0.5%
Ameren Corp.	582	45,080
Atco Ltd./Canada	832	22,716
Canadian Utilities Ltd. – Class A	1,466	32,844
CenterPoint Energy, Inc.	1,060	29,966
Centrica PLC	23,244	43,804
CMS Energy Corp.	768	43,534
Consolidated Edison, Inc.	434	39,018
Dominion Energy, Inc.	658	29,788
DTE Energy Co.	344	35,710
E.ON SE	6,694	87,010
Engie SA	3,398	58,966
National Grid PLC	4,604	59,710
NiSource, Inc.	1,304	33,434
Public Service Enterprise Group, Inc.	594	37,020
Sempra	546	39,788
Veolia Environnement SA	3,120	98,360
WEC Energy Group, Inc.	528	44,068

		780,816

Water Utilities – 0.1%
American Water Works Co., Inc.	434	57,218
Severn Trent PLC	2,354	77,264
United Utilities Group PLC	6,182	85,173

		219,655

		2,971,040

Energy – 1.4%
Energy Equipment & Services – 0.1%
Baker Hughes Co.	380	12,792
ChampionX Corp.	108	3,138

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Core Laboratories, Inc.	140	$2,480
Halliburton Co.	374	13,812
Helmerich & Payne, Inc.	246	8,876
NOV, Inc.	426	7,998
Petrofac Ltd.(a)	6,920	1,854
Saipem SpA	1,728	2,778
Schlumberger NV	304	15,768
Tenaris SA	3,798	65,508

		135,004

Oil, Gas & Consumable Fuels – 1.3%
Aker BP ASA	2,650	75,472
Antero Resources Corp.(a)	636	15,006
APA Corp.	304	10,908
ARC Resources Ltd.	2,076	33,108
BP PLC	13,600	82,678
Cameco Corp.	1,364	62,634
Canadian Natural Resources Ltd.	518	34,522
Cenovus Energy, Inc.	2,518	44,666
Cheniere Energy, Inc.	304	55,374
Chevron Corp.	286	40,926
ConocoPhillips	534	61,598
Coterra Energy, Inc.	1,044	27,405
Crescent Point Energy Corp.	1,182	8,318
Devon Energy Corp.	334	15,020
Diamondback Energy, Inc.	144	22,080
DTE Midstream LLC(a)	172	9,796
Enbridge, Inc.	658	22,940
Eni SpA	4,936	81,852
EOG Resources, Inc.	182	22,398
EQT Corp.	270	10,750
Equinor ASA	4,590	146,648
Equitrans Midstream Corp.	216	2,016
Exxon Mobil Corp.	356	36,576
Galp Energia SGPS SA	4,712	70,000
Hess Corp.	282	39,638
HF Sinclair Corp.	510	26,712
Imperial Oil Ltd.	768	43,212
Keyera Corp.	866	21,782
Kinder Morgan, Inc.	940	16,516
Koninklijke Vopak NV	1,706	58,560
Marathon Oil Corp.	696	17,674
Marathon Petroleum Corp.	704	104,880
Murphy Oil Corp.	458	19,546
Neste Oyj	4,680	178,320
Occidental Petroleum Corp.	432	25,552
OMV AG	1,554	66,312
ONEOK, Inc.	352	24,166

42 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ovintiv, Inc. (New York)	200	$8,824
Ovintiv, Inc. (Toronto)	202	8,908
Pembina Pipeline Corp.	1,066	35,624
Peyto Exploration & Development Corp.	820	7,550
Phillips 66	304	39,054
Pioneer Natural Resources Co.	136	31,272
PrairieSky Royalty Ltd.	942	17,288
Range Resources Corp.	470	15,276
Shell PLC	6,226	201,254
Southwestern Energy Co.(a)	1,190	7,842
Suncor Energy, Inc. (Toronto)	742	24,432
Targa Resources Corp.	310	28,040
TC Energy Corp.	722	27,078
Thungela Resources Ltd.	142	1,076
TotalEnergies SE	1,632	111,236
Tourmaline Oil Corp.	766	37,076
Valero Energy Corp.	310	38,736
Vermilion Energy, Inc.	460	5,810
Vitesse Energy, Inc.	86	2,032
Williams Cos., Inc. (The)	526	19,314
Woodside Energy Group Ltd.	262	5,286

		2,308,569

		2,443,573

Communication Services – 0.9%
Diversified Telecommunication Services – 0.4%
Altice USA, Inc. – Class A(a)	714	1,640
AT&T, Inc.	1,386	22,966
BCE, Inc.	1,516	59,692
BT Group PLC	7,666	11,914
Charter Communications, Inc. – Class A(a)	42	16,406
Comcast Corp. – Class A	412	17,258
Deutsche Telekom AG (REG)	2,256	54,072
Elisa Oyj	1,116	49,902
Eutelsat Communications SACA	1,132	4,674
Koninklijke KPN NV	12,242	41,934
Liberty Global Ltd. – Class A(a)	406	6,496
Liberty Global Ltd. – Class C(a)(b)	906	15,240
Liberty Latin America Ltd. – Class A(a)	594	4,058
Lumen Technologies, Inc.(a)(b)	1,920	2,514
Orange SA	2,176	26,810
Proximus SADP	1,770	16,988
Sirius XM Holdings, Inc.(b)	2,316	10,838
Swisscom AG(a)	114	66,574
Telecom Italia SpA/Milano(a)	31,584	9,166
Telecom Italia SpA/Milano (Savings Shares)(a)	39,626	11,742

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telefonica Deutschland Holding AG(a)	7,772	$19,924
Telefonica SA	3,994	17,218
Telenet Group Holding NV(d)(e)	522	11,932
Telenor ASA	2,326	25,022
Telia Co. AB	12,754	30,254
TELUS Corp.(a)	3,342	59,799
United Internet AG	624	13,942
Verizon Communications, Inc.	848	32,504

		661,479

Entertainment – 0.1%
Bollore SE	3,320	18,988
Electronic Arts, Inc.	248	34,088
Liberty Media Corp.-Liberty Live – Class C(a)	106	3,630
Modern Times Group MTG AB(a)	90	726
Netflix, Inc.(a)	64	30,334
Universal Music Group NV	1,098	29,010
Walt Disney Co. (The)	538	49,775
Warner Bros Discovery, Inc.(a)	1,554	16,240

		182,791

Interactive Media & Services – 0.2%
Adevinta ASA(a)	2,028	21,006
Alphabet, Inc. – Class A(a)	780	103,374
Alphabet, Inc. – Class C(a)	760	101,778
Auto Trader Group PLC	4,580	41,998
Cars.com, Inc.(a)	142	2,626
Meta Platforms, Inc. – Class A(a)	194	63,140
TripAdvisor, Inc.(a)	214	3,798

		337,720

Media – 0.1%
DISH Network Corp. – Class A(a)	148	542
Fox Corp. – Class A	170	4,992
Fox Corp. – Class B	170	4,702
Interpublic Group of Cos., Inc. (The)	696	21,396
ITV PLC	7,800	5,932
JCDecaux SE(a)	890	16,946
Lagardere SA	820	16,136
Liberty Broadband Corp. – Class C(a)	174	14,380
Liberty Media Corp.-Liberty Live – Class A(a)	118	3,888
Liberty Media Corp.-Liberty SiriusXM – Class A(a)	472	12,716
Liberty Media Corp.-Liberty SiriusXM – Class C(a)	428	11,524
News Corp. – Class A	1,256	27,660
Omnicom Group, Inc.	230	18,544

44 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Paramount Global – Class B	414	$5,950
ProSiebenSat.1 Media SE	638	4,021
Publicis Groupe SA	352	29,662
RTL Group SA	320	11,492
Schibsted ASA – Class A	974	24,018
Schibsted ASA – Class B	1,054	24,354
SES SA (GDR)	1,380	8,206
TEGNA, Inc.	426	6,516
Vivendi SE	1,098	10,392
WPP PLC	1,472	13,156

		297,125

Wireless Telecommunication Services – 0.1%
Millicom International Cellular SA (SDR)(a)	592	9,988
Rogers Communications, Inc.	1,096	47,194
T-Mobile US, Inc.	486	72,968
Tele2 AB	4,850	38,070
Vodafone Group PLC	17,886	16,082

		184,302

		1,663,417

Real Estate – 0.8%
Diversified REITs – 0.0%
British Land Co. PLC (The)	5,156	22,962
H&R Real Estate Investment Trust	1,822	11,916
ICADE	548	19,810
Land Securities Group PLC	3,092	24,409

		79,097

Health Care REITs – 0.0%
Healthpeak Properties, Inc.	572	9,908
Ventas, Inc.	306	14,027
Welltower, Inc.	310	27,620

		51,555

Hotel & Resort REITs – 0.0%
Host Hotels & Resorts, Inc.	854	14,902

Industrial REITs – 0.1%
Prologis, Inc.	1,014	116,424
Segro PLC	5,086	52,300

		168,724

Office REITs – 0.1%
Alexandria Real Estate Equities, Inc.	186	20,238
Boston Properties, Inc.	180	10,248
Covivio SA/France	424	20,722
Gecina SA	296	32,774
JBG SMITH Properties	116	1,592

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Orion Office REIT, Inc.	58	$300
SL Green Realty Corp.(b)	178	6,510
Vornado Realty Trust	232	5,461

		97,845

Real Estate Management & Development – 0.2%
CBRE Group, Inc. – Class A(a)	470	37,032
CoStar Group, Inc.(a)	1,436	119,162
Deutsche Wohnen SE	1,100	26,776
DigitalBridge Group, Inc.	392	6,766
First Capital Real Estate Investment Trust	1,288	13,268
Jones Lang LaSalle, Inc.(a)	124	19,284
Swiss Prime Site AG (Reg)	732	73,606
Unibail-Rodamco-Westfield(a)	156	9,940
Vonovia SE	1,666	46,338
Zillow Group, Inc. – Class C(a)	424	17,358

		369,530

Residential REITs – 0.1%
AvalonBay Communities, Inc.	118	20,234
Camden Property Trust	236	21,302
Equity Residential	320	18,189
Essex Property Trust, Inc.	92	19,638
Mid-America Apartment Communities, Inc.	244	30,248
UDR, Inc.	600	20,040

		129,651

Retail REITs – 0.1%
Brixmor Property Group, Inc.	550	11,836
Federal Realty Investment Trust	142	13,478
Hammerson PLC	28,226	9,656
Kimco Realty Corp.	736	14,200
Klepierre SA	1,062	26,734
Macerich Co. (The)	260	2,970
NNN REIT, Inc.	432	17,548
Primaris Real Estate Investment Trust	456	4,476
Realty Income Corp.	582	31,351
Regency Centers Corp.	332	20,844
RioCan Real Estate Investment Trust	1,552	19,982
Simon Property Group, Inc.	100	12,364
SmartCentres Real Estate Investment Trust	810	13,766

		199,205

Specialized REITs – 0.2%
American Tower Corp.	178	36,954
Crown Castle, Inc.	248	28,968
Digital Realty Trust, Inc.	190	26,230
Equinix, Inc.	46	36,676
Extra Space Storage, Inc.	244	31,762

46 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Iron Mountain, Inc.		572	$36,694
Public Storage		102	26,134
SBA Communications Corp.		140	34,574
Weyerhaeuser Co.		556	17,399

			275,391

			1,385,900

Total Common Stocks (cost $24,172,892)			41,051,143

		Principal Amount (000)
GOVERNMENTS – TREASURIES – 14.7%
Japan – 14.7%
Japan Treasury Discount Bill Series 1192 Zero Coupon, 02/13/2024 (cost $25,934,634)	JPY	3,900,000	26,314,083

		Shares
INVESTMENT COMPANIES – 1.3%
Funds and Investment Trusts – 1.3%(f)
Altaba, Inc.(a)(d)(e)		1,120	– 0	–
VanEck JPMorgan EM Local Currency Bond ETF – Class E		98,020	2,439,718

Total Investment Companies (cost $2,731,393)			2,439,718

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.6%
Mexico – 0.6%
Mexico Government International Bond 4.125%, 01/21/2026 (cost $1,173,050)	U.S.$	1,174	1,155,216

		Shares
WARRANTS – 0.0%
Energy – 0.0%
Energy Equipment & Services – 0.0%
Weatherford International PLC, expiring 12/13/2023(a)		10	1

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 0.0%
Cenovus Energy, Inc., expiring 01/01/2026(a)	100	$1,293
Occidental Petroleum Corp., expiring 08/03/2027(a)	54	2,011

		3,304

		3,305

Information Technology – 0.0%
Software – 0.0%
Constellation Software, Inc., , expiring 03/31/2040(a)(d)(e)	53	– 0	–

Total Warrants (cost $678)		3,305

PREFERRED STOCKS – 0.0%
Consumer Discretionary – 0.0%
Broadline Retail – 0.0%
Qurate Retail, Inc. 8.00%(a)(b)	18	610

Real Estate – 0.0%
Real Estate Management & Development – 0.0%
Brookfield Property Preferred LP 6.25%(a)	14	188

Total Preferred Stocks (cost $4,849)		798

SHORT-TERM INVESTMENTS – 8.4%
Investment Companies – 8.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.25%(f)(g)(h) (cost $15,016,354)	15,016,354	15,016,354

Total Investments Before Security Lending Collateral for Securities Loaned – 94.8% (cost $156,548,493)		170,070,449

48 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.25%(f)(g)(h) (cost $72,139)	72,139	$72,139

Total Investments – 94.8% (cost $156,620,632)		170,142,588
Other assets less liabilities – 5.2%		9,297,185

Net Assets – 100.0%		$179,439,773

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
Brent Crude Futures	45	January 2024	$3,626,100	$(167,247)
Canadian 5 Yr Bond Futures	102	March 2024	8,308,383	57,637
Canadian 10 Yr Bond Futures	89	March 2024	7,854,851	91,027
Coffee ‘C’ Futures	18	May 2024	1,220,063	90,875
Coffee Robusta Futures	10	January 2024	261,100	32,462
Copper Futures	20	March 2024	1,925,250	3,511
Corn Futures	68	May 2024	1,683,000	2,398
Cotton No. 2 Futures	17	May 2024	685,950	(20,997)
E-Mini Russell 1000 Futures	62	December 2023	4,802,830	(35,446)
Euro-Bund Futures	43	December 2023	6,191,903	48,761
FTSE 100 Index Futures	14	December 2023	1,318,590	(18,695)
Gasoline RBOB Futures	7	February 2024	644,507	(13,458)
Gold 100 OZ Futures	37	February 2024	7,611,640	141,339
Hang Seng Index Futures	8	December 2023	872,992	(35,108)
KC HRW Wheat Futures	18	May 2024	582,750	(11,830)
Lean Hogs Futures	23	February 2024	657,570	(64,221)
Live Cattle Futures	14	February 2024	962,220	(90,994)
LME Lead Futures	5	January 2024	264,344	(7,664)
LME Nickel Futures	5	January 2024	496,710	(48,689)
LME Primary Aluminum Futures	28	January 2024	1,524,775	(48,344)
LME Zinc Futures	12	January 2024	741,075	(15,694)
Long Gilt Futures	41	March 2024	5,004,198	61,549
Low SU Gasoil Futures	13	March 2024	1,008,150	(62,916)
MSCI Emerging Markets Futures	149	December 2023	7,353,895	49,699
MSCI Singapore IX ETS Futures	29	December 2023	587,067	(1,966)
NASDAQ 100 E-Mini Futures	6	December 2023	1,918,260	58,753
Natural Gas Futures	63	February 2024	1,661,310	(525,895)
NY Harbor ULSD Futures	7	February 2024	786,685	(41,431)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
OMXS 30 Index Futures	19	December 2023	$404,278	$9,543
S&P 500 E-Mini Futures	75	December 2023	17,162,812	248,475
S&P Mid 400 E-Mini Futures	1	December 2023	256,760	2,208
Silver Futures	14	March 2024	1,796,200	92,128
Soybean Futures	32	May 2024	2,200,400	33,562
Soybean Meal Futures	24	May 2024	979,200	9,439
Soybean Oil Futures	31	May 2024	966,828	39,108
SPI 200 Futures	18	December 2023	2,109,312	(43,066)
Sugar 11 (World) Futures	48	April 2024	1,346,150	(67,397)
TOPIX Index Futures	46	December 2023	7,371,914	71,138
U.S. T-Note 5 Yr (CBT) Futures	122	March 2024	13,035,891	50,359
U.S. T-Note 10 Yr (CBT) Futures	324	March 2024	35,574,187	287,998
Wheat Futures (CBT)	29	May 2024	888,487	4,532
WTI Crude Futures	10	December 2023	759,600	(95,395)
WTI Crude Futures	40	February 2024	3,039,600	(175,599)

Sold Contracts
Bloomberg Commodity Index	1,329	December 2023	(13,530,549)	701,988
Euro STOXX 50 Index Futures	14	December 2023	(669,145)	(40,509)
Nikkei 225 (CME) Futures	15	December 2023	(2,515,875)	(97,860)
S&P TSX 60 Index Futures	12	December 2023	(2,157,603)	(34,509)
TOPIX Index Futures	3	December 2023	(480,777)	(9,140)

				$414,419

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	IDR	5,461,078	USD	351	01/25/2024	$(319)
Bank of America, NA	CLP	3,538,301	USD	3,899	01/17/2024	(145,251)
Bank of America, NA	KRW	338,114	USD	251	01/18/2024	(10,158)
Bank of America, NA	JPY	180,421	USD	1,216	01/12/2024	(8,987)
Bank of America, NA	INR	137,574	USD	1,651	12/14/2023	1,306
Bank of America, NA	INR	111,897	USD	1,341	12/14/2023	(710)
Bank of America, NA	PHP	75,634	USD	1,351	01/25/2024	(12,187)
Bank of America, NA	NOK	80,737	USD	7,496	12/07/2023	33,274
Bank of America, NA	SEK	54,333	USD	4,949	12/07/2023	(223,817)
Bank of America, NA	CNH	25,020	USD	3,439	01/11/2024	(71,984)
Bank of America, NA	EUR	11,686	USD	12,457	01/10/2024	(284,340)
Bank of America, NA	NZD	2,581	USD	1,551	01/11/2024	(38,767)
Bank of America, NA	PEN	1,367	USD	359	01/17/2024	(5,897)
Bank of America, NA	AUD	1,275	USD	846	01/25/2024	2,258
Bank of America, NA	AUD	801	USD	530	01/25/2024	(275)
Bank of America, NA	USD	712	CHF	622	01/18/2024	2,110
Bank of America, NA	USD	860	GBP	680	01/25/2024	(807)
Bank of America, NA	USD	6,001	CAD	8,233	01/10/2024	70,455
Bank of America, NA	USD	1,134	EUR	1,066	01/10/2024	28,685
Bank of America, NA	USD	706	AUD	1,084	01/25/2024	10,962
Bank of America, NA	USD	464	PEN	1,740	01/17/2024	331

50 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	546	CNH	3,961	01/11/2024	$10,101
Bank of America, NA	USD	705	INR	58,600	12/14/2023	(1,912)
Bank of America, NA	USD	3,271	NOK	35,822	12/07/2023	39,858
Bank of America, NA	USD	2,996	ZAR	55,553	12/14/2023	(51,357)
Bank of America, NA	USD	6,940	SEK	76,471	12/07/2023	341,480
Bank of America, NA	USD	1,456	TWD	45,730	02/26/2024	21,126
Bank of America, NA	USD	4,974	NOK	53,573	12/07/2023	(22,079)
Bank of America, NA	USD	2,045	TWD	62,912	02/26/2024	(12,530)
Bank of America, NA	USD	3,400	PHP	191,055	01/25/2024	42,919
Bank of America, NA	USD	1,356	CLP	1,222,332	01/17/2024	41,571
Bank of America, NA	USD	755	KRW	1,014,996	01/18/2024	27,500
Bank of America, NA	USD	1,099	KRW	1,419,260	01/18/2024	(4,665)
Bank of America, NA	USD	234	IDR	3,652,185	01/25/2024	1,090
Barclays Bank PLC	IDR	56,256,045	USD	3,535	01/25/2024	(79,664)
Barclays Bank PLC	INR	199,848	USD	2,397	12/14/2023	611
Barclays Bank PLC	MXN	36,565	USD	2,079	01/18/2024	(10,793)
Barclays Bank PLC	ZAR	35,758	USD	1,885	12/14/2023	(10,126)
Barclays Bank PLC	INR	26,754	USD	321	12/14/2023	(349)
Barclays Bank PLC	PHP	16,871	USD	297	01/25/2024	(6,964)
Barclays Bank PLC	NOK	9,327	USD	861	12/07/2023	(870)
Barclays Bank PLC	MYR	7,179	USD	1,543	01/11/2024	3,834
Barclays Bank PLC	SEK	6,491	USD	593	12/07/2023	(25,395)
Barclays Bank PLC	MYR	6,278	USD	1,344	01/11/2024	(1,989)
Barclays Bank PLC	PEN	3,781	USD	994	01/17/2024	(15,809)
Barclays Bank PLC	AUD	1,553	USD	999	01/25/2024	(28,658)
Barclays Bank PLC	EUR	849	USD	908	01/10/2024	(18,016)
Barclays Bank PLC	GBP	832	USD	1,049	01/25/2024	(1,914)
Barclays Bank PLC	USD	2,869	MYR	13,561	01/11/2024	37,716
Barclays Bank PLC	USD	729	CAD	1,005	01/10/2024	11,738
Barclays Bank PLC	USD	1,175	AUD	1,782	01/25/2024	4,252
Barclays Bank PLC	USD	2,221	GBP	1,786	01/25/2024	34,604
Barclays Bank PLC	USD	625	PEN	2,378	01/17/2024	9,944
Barclays Bank PLC	USD	1,873	NOK	20,782	12/07/2023	47,461
Barclays Bank PLC	USD	1,237	ZAR	23,004	12/14/2023	(17,567)
Barclays Bank PLC	NOK	26,602	SEK	26,649	12/07/2023	78,514
Barclays Bank PLC	USD	757	PHP	42,197	01/25/2024	3,461
Barclays Bank PLC	USD	4,298	MXN	75,574	01/18/2024	22,307
Barclays Bank PLC	USD	868	JPY	128,815	01/12/2024	6,456
Barclays Bank PLC	USD	2,850	IDR	44,816,045	01/25/2024	29,242
Barclays Bank PLC	USD	668	IDR	10,392,677	01/25/2024	(642)
BNP Paribas SA	TWD	59,314	USD	1,900	02/26/2024	(15,756)
BNP Paribas SA	USD	956	NZD	1,641	01/11/2024	54,655
Brown Brothers Harriman & Co.	EUR	2,260	USD	2,475	01/10/2024	10,947
Brown Brothers Harriman & Co.	CHF	2,076	EUR	2,166	02/15/2024	(24,473)
Citibank, NA	EUR	973	CHF	925	02/15/2024	2,149
Citibank, NA	USD	1,058	COP	4,327,744	01/17/2024	9,202
Deutsche Bank AG	IDR	15,909,855	USD	1,001	01/25/2024	(21,164)
Deutsche Bank AG	JPY	3,918,176	USD	26,448	02/15/2024	(290,548)
Deutsche Bank AG	INR	321,374	USD	3,858	12/14/2023	3,552

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	INR	122,540	USD	1,468	12/14/2023	$(1,387)
Deutsche Bank AG	SEK	43,110	USD	4,006	12/07/2023	(98,326)
Deutsche Bank AG	CNH	15,547	USD	2,137	01/11/2024	(44,498)
Deutsche Bank AG	CHF	6,336	USD	7,153	01/18/2024	(118,322)
Deutsche Bank AG	BRL	1,560	USD	316	12/04/2023	(864)
Deutsche Bank AG	GBP	927	USD	1,157	01/25/2024	(13,647)
Deutsche Bank AG	USD	317	BRL	1,560	12/04/2023	66
Deutsche Bank AG	USD	734	SEK	7,686	12/07/2023	(1,827)
Deutsche Bank AG	USD	2,473	EUR	2,275	01/10/2024	7,055
Deutsche Bank AG	USD	4,685	CHF	4,149	01/18/2024	77,488
Deutsche Bank AG	NOK	15,647	SEK	15,682	12/07/2023	46,879
Deutsche Bank AG	USD	1,437	SEK	15,910	12/07/2023	77,495
Deutsche Bank AG	NOK	16,176	EUR	1,350	12/07/2023	(25,019)
Deutsche Bank AG	SEK	18,909	NOK	18,256	12/07/2023	(112,945)
Deutsche Bank AG	USD	2,691	CNH	19,437	01/11/2024	36,725
Deutsche Bank AG	USD	691	KRW	933,085	01/18/2024	28,447
Goldman Sachs Bank USA	COP	1,334,369	USD	326	01/17/2024	(3,522)
Goldman Sachs Bank USA	KRW	956,571	USD	744	01/18/2024	6,289
Goldman Sachs Bank USA	KRW	274,122	USD	210	01/18/2024	(1,101)
Goldman Sachs Bank USA	JPY	126,850	USD	850	01/12/2024	(10,670)
Goldman Sachs Bank USA	BRL	3,717	USD	753	12/04/2023	(2,058)
Goldman Sachs Bank USA	BRL	2,526	USD	515	12/04/2023	1,317
Goldman Sachs Bank USA	MYR	3,571	USD	761	01/11/2024	(4,116)
Goldman Sachs Bank USA	EUR	2,863	USD	3,045	01/10/2024	(76,919)
Goldman Sachs Bank USA	USD	859	MYR	4,003	01/11/2024	(727)
Goldman Sachs Bank USA	USD	336	MYR	1,588	01/11/2024	4,671
Goldman Sachs Bank USA	USD	512	BRL	2,526	12/04/2023	1,399
Goldman Sachs Bank USA	USD	762	BRL	3,717	12/04/2023	(6,741)
Goldman Sachs Bank USA	USD	1,000	CNH	7,289	01/11/2024	22,477
Goldman Sachs Bank USA	NOK	13,473	EUR	1,152	12/07/2023	8,424
Goldman Sachs Bank USA	USD	163	KRW	219,780	01/18/2024	6,187
Goldman Sachs Bank USA	USD	216	IDR	3,405,122	01/25/2024	2,447
Goldman Sachs Bank USA	USD	313	IDR	4,852,087	01/25/2024	(1,509)
HSBC Bank USA	KRW	1,399,764	USD	1,074	01/18/2024	(5,740)
HSBC Bank USA	TWD	24,419	USD	789	02/26/2024	588
JPMorgan Chase Bank, NA	COP	660,420	USD	164	01/17/2024	713
JPMorgan Chase Bank, NA	JPY	192,756	USD	1,302	01/12/2024	(6,142)
JPMorgan Chase Bank, NA	CZK	59,865	USD	2,684	02/22/2024	9,539
JPMorgan Chase Bank, NA	ZAR	16,514	USD	905	12/14/2023	29,878
JPMorgan Chase Bank, NA	SEK	7,571	USD	693	12/07/2023	(28,207)
JPMorgan Chase Bank, NA	CNH	10,343	USD	1,426	01/11/2024	(25,508)
JPMorgan Chase Bank, NA	CAD	2,910	USD	2,140	01/10/2024	(5,804)
JPMorgan Chase Bank, NA	USD	1,438	EUR	1,353	01/10/2024	37,883
JPMorgan Chase Bank, NA	EUR	2,265	NOK	25,923	12/07/2023	(69,590)
JPMorgan Chase Bank, NA	USD	560	NOK	6,255	12/07/2023	18,468
JPMorgan Chase Bank, NA	USD	812	PHP	44,806	01/25/2024	(4,189)
JPMorgan Chase Bank, NA	USD	2,282	JPY	337,059	01/12/2024	5,735
JPMorgan Chase Bank, NA	USD	2,283	INR	190,169	12/14/2023	(2,088)
Morgan Stanley Capital Services, Inc.	IDR	30,137,386	USD	1,937	01/25/2024	679

52 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	IDR	2,579,890	USD	162	01/25/2024	$(3,454)
Morgan Stanley Capital Services, Inc.	COP	2,385,162	USD	576	01/17/2024	(12,541)
Morgan Stanley Capital Services, Inc.	INR	269,716	USD	3,225	12/14/2023	(9,467)
Morgan Stanley Capital Services, Inc.	PHP	182,770	USD	3,216	01/25/2024	(78,164)
Morgan Stanley Capital Services, Inc.	KRW	135,105	USD	101	01/18/2024	(3,493)
Morgan Stanley Capital Services, Inc.	BRL	24,106	USD	4,903	12/04/2023	5,828
Morgan Stanley Capital Services, Inc.	BRL	51,829	USD	10,443	12/04/2023	(87,118)
Morgan Stanley Capital Services, Inc.	CNH	18,602	USD	2,561	01/11/2024	(49,844)
Morgan Stanley Capital Services, Inc.	INR	16,181	USD	194	12/14/2023	222
Morgan Stanley Capital Services, Inc.	BRL	12,486	USD	2,532	01/03/2024	3,675
Morgan Stanley Capital Services, Inc.	NOK	9,782	USD	899	12/07/2023	(5,491)
Morgan Stanley Capital Services, Inc.	CAD	6,959	USD	5,061	01/10/2024	(70,974)
Morgan Stanley Capital Services, Inc.	MYR	4,948	USD	1,066	01/11/2024	4,932
Morgan Stanley Capital Services, Inc.	NZD	4,665	USD	2,717	01/11/2024	(155,998)
Morgan Stanley Capital Services, Inc.	GBP	4,451	USD	5,529	01/25/2024	(92,392)
Morgan Stanley Capital Services, Inc.	USD	113	MYR	537	01/11/2024	1,684
Morgan Stanley Capital Services, Inc.	USD	2,901	MYR	13,438	01/11/2024	(20,116)
Morgan Stanley Capital Services, Inc.	USD	1,600	AUD	2,456	01/25/2024	25,351
Morgan Stanley Capital Services, Inc.	USD	2,798	NZD	4,803	01/11/2024	160,628
Morgan Stanley Capital Services, Inc.	USD	656	NOK	7,199	12/07/2023	9,299
Morgan Stanley Capital Services, Inc.	USD	6,632	CAD	9,119	01/10/2024	93,004
Morgan Stanley Capital Services, Inc.	USD	868	NOK	9,349	12/07/2023	(3,600)
Morgan Stanley Capital Services, Inc.	USD	5,690	INR	475,856	12/14/2023	16,631
Morgan Stanley Capital Services, Inc.	USD	2,540	BRL	12,486	12/04/2023	(3,019)
Morgan Stanley Capital Services, Inc.	USD	12,763	BRL	63,449	12/04/2023	127,560

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	198	INR	16,481	12/14/2023	$(34)
Morgan Stanley Capital Services, Inc.	USD	4,888	BRL	24,106	01/03/2024	(7,096)
Morgan Stanley Capital Services, Inc.	USD	1,012	KRW	1,311,061	01/18/2024	(1,613)
Morgan Stanley Capital Services, Inc.	USD	1,059	COP	4,387,625	01/17/2024	23,070
Morgan Stanley Capital Services, Inc.	USD	1,181	IDR	18,379,594	01/25/2024	(414)
State Street Bank & Trust Co.	JPY	36,836	USD	250	01/12/2024	(34)
State Street Bank & Trust Co.	SEK	17,205	USD	1,562	12/07/2023	(76,621)
State Street Bank & Trust Co.	NOK	6,705	USD	626	12/07/2023	5,911
State Street Bank & Trust Co.	CNH	8,519	USD	1,169	01/11/2024	(26,754)
State Street Bank & Trust Co.	NOK	2,921	USD	261	12/07/2023	(8,539)
State Street Bank & Trust Co.	PLN	2,593	USD	651	02/22/2024	3,660
State Street Bank & Trust Co.	SEK	1,769	USD	169	12/07/2023	342
State Street Bank & Trust Co.	NZD	2,046	USD	1,230	01/11/2024	(30,358)
State Street Bank & Trust Co.	GBP	400	USD	497	01/25/2024	(8,202)
State Street Bank & Trust Co.	CHF	333	USD	379	02/15/2024	(3,849)
State Street Bank & Trust Co.	EUR	893	USD	961	01/10/2024	(13,011)
State Street Bank & Trust Co.	CHF	268	USD	303	01/18/2024	(4,792)
State Street Bank & Trust Co.	EUR	225	USD	246	01/10/2024	961
State Street Bank & Trust Co.	AUD	150	USD	97	01/25/2024	(2,558)
State Street Bank & Trust Co.	CAD	144	USD	105	01/10/2024	(802)
State Street Bank & Trust Co.	USD	4,500	EUR	4,106	01/10/2024	(23,149)
State Street Bank & Trust Co.	USD	596	AUD	913	01/25/2024	8,702
State Street Bank & Trust Co.	USD	348	CAD	473	01/10/2024	989
State Street Bank & Trust Co.	USD	533	EUR	494	01/10/2024	6,151
State Street Bank & Trust Co.	USD	299	CHF	260	01/18/2024	(412)
State Street Bank & Trust Co.	USD	749	CHF	661	01/18/2024	10,141
State Street Bank & Trust Co.	USD	1,347	GBP	1,083	01/25/2024	20,513
State Street Bank & Trust Co.	USD	639	NZD	1,067	01/11/2024	17,854
State Street Bank & Trust Co.	USD	759	CNH	5,524	01/11/2024	16,155
State Street Bank & Trust Co.	USD	585	NOK	6,478	12/07/2023	14,108
State Street Bank & Trust Co.	USD	455	SEK	4,967	12/07/2023	17,469
State Street Bank & Trust Co.	USD	467	CNH	3,323	01/11/2024	(993)
State Street Bank & Trust Co.	USD	707	NOK	7,632	12/07/2023	(1,777)
State Street Bank & Trust Co.	USD	256	MXN	4,409	01/18/2024	(3,482)
State Street Bank & Trust Co.	USD	1,708	JPY	252,424	01/12/2024	5,852
State Street Bank & Trust Co.	USD	510	THB	17,864	03/07/2024	2,254
State Street Bank & Trust Co.	USD	904	HUF	317,354	02/22/2024	(3,471)
UBS AG	CAD	3,711	USD	2,694	01/10/2024	(42,460)

						$(914,831)

54 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
AUD	15,000	07/09/2025	6 Month BBSW	3.168%	Semi-Annual	$(275,470)	$288,169		$(563,639)
AUD	4,740	02/23/2027	6 Month BBSW	3.040%	Semi-Annual	(143,834)	136,908		(280,742)
NZD	20,260	02/24/2027	3 Month BKBM	3.508%	Quarterly/Semi-Annual	(429,209)	385,931		(815,140)
AUD	9,490	02/27/2027	6 Month BBSW	2.975%	Semi-Annual	(300,129)	260,364		(560,493)
NZD	7,750	02/28/2027	3 Month BKBM	3.445%	Quarterly/Semi-Annual	(172,299)	184,784		(357,083)
USD	30,190	05/13/2027	1 Day SOFR	2.682%	Annual	(1,844,509)	– 0	–	(1,844,509)
GBP	3,170	10/26/2028	1 Day SONIA	4.627%	Annual	75,576	– 0	–	75,576
AUD	3,130	11/13/2030	6 Month BBSW	0.872%	Semi-Annual	(470,610)	272,027		(742,637)
USD	4,800	05/13/2032	1.603%	1 Day SOFR	Annual	908,236	397,049		511,187
NZD	5,540	10/03/2033	3 Month BKBM	5.128%	Quarterly/Semi-Annual	73,884	– 0	–	73,884

						$(2,578,364)	$1,925,232		$(4,503,596)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	5.00%	Quarterly	2.81%	USD	10,583	$731,864	$388,803	$343,061
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00	Quarterly	4.03	USD	8,593	420,344	71,581	348,763

						$1,152,208	$460,384	$691,824

*	Termination date

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2023, the aggregate market value of these securities amounted to $55,800 or 0.0% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	Affiliated investments.

Currency Abbreviation:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

FTSE – Financial Times Stock Exchange

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NASDAQ – National Association of Securities Dealers Automated Quotations

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

REG – Registered Shares

REIT – Real Estate Investment Trust

SDR – Swedish Depositary Receipt

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

SPI – Share Price Index

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

See notes to consolidated financial statements.

56 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

November 30, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $141,532,139)	$155,054,095	(a)
Affiliated issuers (cost $15,088,493—including investment of cash collateral for securities loaned of $72,139)	15,088,493
Cash	3,045
Cash collateral due from broker	9,546,308
Foreign currencies, at value (cost $1,741,896)	1,764,937
Unrealized appreciation on forward currency exchange contracts	2,079,466
Unaffiliated interest and dividends receivable	261,940
Affiliated dividends receivable	51,664
Receivable for capital stock sold	5,002
Receivable due from Adviser	1,722
Other assets	11,192

Total assets	183,867,864

Liabilities
Unrealized depreciation on forward currency exchange contracts	2,994,297
Custody and accounting fees payable	311,272
Payable for variation margin on futures	296,072
Payable for capital stock redeemed	274,886
Payable for variation margin on centrally cleared swaps	103,407
Advisory fee payable	87,797
Payable for collateral received on securities loaned	72,139
Administrative fee payable	48,100
Distribution fee payable	34,902
Transfer Agent fee payable	11,052
Directors’ fees payable	4,776
Accrued expenses	189,391

Total liabilities	4,428,091

Net Assets	$179,439,773

Composition of Net Assets
Capital stock, at par	$113,936
Additional paid-in capital	203,402,748
Accumulated loss	(24,076,911)

Net Assets	$179,439,773

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$162,287,151	10,301,695	$15.75	*

C	$1,934,965	137,076	$14.12

Advisor	$13,036,227	817,414	$15.95

R	$218,034	13,498	$16.15

K	$759,498	48,265	$15.74

I	$1,203,898	75,627	$15.92

(a)	Includes securities on loan with a value of $331,097 (see Note E).

*	The maximum offering price per share for Class A shares was $16.45 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 57

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended November 30, 2023

Investment Income
Interest	$4,227,145
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $104,295)	1,422,327
Affiliated issuers	1,146,767
Securities lending income	9,500
Other income	6,120	$6,811,859

Expenses
Advisory fee (see Note B)	1,146,509
Distribution fee—Class A	427,761
Distribution fee—Class C	22,033
Distribution fee—Class R	1,459
Distribution fee—Class K	1,950
Transfer agency—Class A	262,458
Transfer agency—Class C	3,562
Transfer agency—Advisor Class	23,857
Transfer agency—Class R	3,601
Transfer agency—Class K	3,523
Transfer agency—Class I	1,773
Custody and accounting	197,417
Audit and tax	135,108
Administrative	110,702
Registration fees	104,026
Printing	59,538
Legal	50,760
Directors’ fees	19,245
Miscellaneous	68,308

Total expenses before bank overdraft expense	2,643,590
Bank overdraft expense	13,165

Total expenses	2,656,755
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(26,227)

Net expenses		2,630,528

Net investment income		4,181,331

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		10,938,231
Forward currency exchange contracts		(446,063)
Futures		(5,383,942)
Options written		180,515
Swaps		(1,050,939)
Foreign currency transactions		(6,547,963)
Net change in unrealized appreciation (depreciation) of:
Investments		(5,139,749)
Forward currency exchange contracts		543,592
Futures		(234,192)
Swaps		634,956
Foreign currency denominated assets and liabilities		(39,239)

Net loss on investment and foreign currency transactions		(6,544,793)

Net Decrease in Net Assets from Operations		$(2,363,462)

See notes to consolidated financial statements.

58 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2023	Year Ended November 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,181,331	$5,760,570
Net realized gain (loss) on investment and foreign currency transactions	(2,310,161)	8,420,577
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(4,234,632)	(23,505,429)

Net decrease in net assets from operations	(2,363,462)	(9,324,282)
Distributions to Shareholders
Class A	(16,389,921)	(18,713,333)
Class C	(186,826)	(239,548)
Advisor Class	(1,343,971)	(1,259,118)
Class R	(26,240)	(42,888)
Class K	(58,331)	(99,365)
Class I	(156,841)	(220,478)
Capital Stock Transactions
Net increase (decrease)	(38,675,085)	41,189,788

Total increase (decrease)	(59,200,677)	11,290,776
Net Assets
Beginning of period	238,640,450	227,349,674

End of period	$179,439,773	$238,640,450

See notes to consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2023

NOTE A

Significant Accounting Policies

AB Global Risk Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of November 30, 2023, net assets of the Fund were $179,439,773, of which $9,692,221, or 5%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those esti-

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mates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities,

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including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs

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which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable

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data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$84,089,832		$	– 0	–	$84,089,832
Common Stocks:
Financials		3,803,145		2,808,519			46,658		6,658,322
Information Technology		5,309,030		787,393			– 0	–	6,096,423
Industrials		3,026,462		1,690,888			12,276		4,729,626
Health Care		2,787,719		1,843,920			– 0	–	4,631,639
Consumer Staples		2,204,909		1,645,185			0	(a)	3,850,094
Consumer Discretionary		2,010,463		1,357,966			– 0	–	3,368,429
Materials		1,777,443		1,411,317			63,920		3,252,680
Utilities		1,426,390		1,544,650			– 0	–	2,971,040
Energy		1,294,739		1,148,834			– 0	–	2,443,573
Communication Services		1,025,746		625,739			11,932		1,663,417
Real Estate		1,029,529		356,371			– 0	–	1,385,900
Governments – Treasuries		– 0	–	26,314,083			– 0	–	26,314,083
Investment Companies		2,439,718		– 0	–		0	(a)	2,439,718
Governments – Sovereign Bonds		– 0	–	1,155,216			– 0	–	1,155,216
Warrants		3,305		– 0	–		0	(a)	3,305
Preferred Stocks		798		– 0	–		– 0	–	798
Short-Term Investments		15,016,354		– 0	–		– 0	–	15,016,354
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		72,139		– 0	–		– 0	–	72,139

Total Investments in Securities		43,227,889		126,779,913			134,786	(a)	170,142,588
Other Financial Instruments(b):
Assets:
Futures		2,188,489		– 0	–		– 0	–	2,188,489	(c)
Forward Currency Exchange Contracts		– 0	–	2,079,466			– 0	–	2,079,466
Centrally Cleared Interest Rate Swaps		– 0	–	1,057,696			– 0	–	1,057,696	(c)
Centrally Cleared Credit Default Swaps		– 0	–	1,152,208			– 0	–	1,152,208	(c)

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Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures	$(1,774,070)		$	– 0	–	$	– 0	–	$(1,774,070	)(c)
Forward Currency Exchange Contracts	– 0	–		(2,994,297)			– 0	–	(2,994,297)
Centrally Cleared Interest Rate Swaps	– 0	–		(3,636,060)			– 0	–	(3,636,060	)(c)

Total	$43,642,308			$124,438,926			$134,786	(a)	$168,216,020

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

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gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

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those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2023, the reimbursement for such services amounted to $110,702.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $120,622 for the year ended November 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $851 from the sale of Class A shares and received $289 and $377 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory

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fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2023, such waiver amounted to $25,897.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2023 is as follows:

Fund	Market Value 11/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$60,865	$135,480	$181,329	$15,016	$1,147
Government Money Market Portfolio*	33	62,064	62,025	72	3

Total				$15,088	$1,150

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,519,674, $427,346 and $260,541 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the

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Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$81,361	$55,541,996
U.S. government securities	17,864,556	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$187,639,728

Gross unrealized appreciation	$26,343,390
Gross unrealized depreciation	(44,886,121)

Net unrealized depreciation	$(18,542,731)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from

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the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2023, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has

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realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended November 30, 2023, the Fund held purchased options for hedging and non-hedging purposes. During the year ended November 30, 2023, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized

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gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two

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parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and

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credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended November 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$597,331	*

Equity contracts	Receivable for variation margin on futures	439,816	*	Payable for variation margin on futures	$316,299	*

Commodity contracts	Receivable for variation margin on futures	1,151,342	*	Payable for variation margin on futures	1,457,771	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	691,824	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	660,647	*	Payable for variation margin on centrally cleared swaps	5,164,243	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,079,466		Unrealized depreciation on forward currency exchange contracts	2,994,297

Total		$5,620,426			$9,932,610

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(3,720,395)	$521,735

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	2,163,719	(702,696)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(3,827,266)	(53,231)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(446,063)	543,592

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(308,423)	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation (depreciation) of options written	180,515	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(1,074,501)	(103,052)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	23,562	738,008

Total		$(7,008,852)	$944,356

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2023:

Futures:
Average notional amount of buy contracts	$148,041,521
Average notional amount of sale contracts	$39,052,970
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$138,976,725
Average principal amount of sale contracts	$161,408,193
Purchased Options:
Average notional amount	$13,088,000	(a)
Options Written:
Average notional amount	$22,634,500	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$85,352,839
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$11,584,277

(a)	Positions were open for two months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$675,026	$(675,026)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	290,140	(218,756)	– 0	–	– 0	–	71,384
BNP Paribas SA	54,655	(15,756)	– 0	–	– 0	–	38,899
Brown Brothers Harriman & Co.	10,947	(10,947)	– 0	–	– 0	–	– 0	–
Citibank, NA	11,351	– 0	–	– 0	–	– 0	–	11,351
Deutsche Bank AG	277,707	(277,707)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	53,211	(53,211)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	588	(588)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	102,216	(102,216)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	472,563	(472,563)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	131,062	(131,062)	– 0	–	– 0	–	– 0	–

Total	$2,079,466	$(1,957,832)	$	– 0	–	$	– 0	–	$121,634	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$896,042	$(675,026)	$	– 0	–	$	– 0	–	$221,016
Barclays Bank PLC	218,756	(218,756)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	15,756	(15,756)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	24,473	(10,947)	– 0	–	– 0	–	13,526
Deutsche Bank AG	728,547	(277,707)	– 0	–	– 0	–	450,840
Goldman Sachs Bank USA	107,363	(53,211)	– 0	–	– 0	–	54,152
HSBC Bank USA	5,740	(588)	– 0	–	– 0	–	5,152
JPMorgan Chase Bank, NA	141,528	(102,216)	– 0	–	– 0	–	39,312
Morgan Stanley Capital Services, Inc.	604,828	(472,563)	– 0	–	– 0	–	132,265
State Street Bank & Trust Co.	208,804	(131,062)	– 0	–	– 0	–	77,742
UBS AG	42,460	– 0	–	– 0	–	– 0	–	42,460

Total	$2,994,297	$(1,957,832)	$	– 0	–	$	– 0	–	$1,036,465	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or

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its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$331,097	$72,139	$265,496	$6,119	$3,381	$330

*	As of November 30, 2023.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2023	Year Ended November 30, 2022

Class A
Shares sold	1,026,060	2,601,935	$15,851,463	$43,611,223

Shares issued in reinvestment of dividends and distributions	798,854	908,116	12,573,958	16,682,098

Shares converted from Class C	31,682	17,124	497,876	300,397

Shares redeemed	(4,052,576)	(1,430,850)	(63,825,234)	(25,406,324)

Net increase (decrease)	(2,195,980)	2,096,325	$(34,901,937)	$35,187,394

Class C
Shares sold	37,743	46,211	$540,411	$744,664

Shares issued in reinvestment of dividends and distributions	12,082	13,052	171,686	217,974

Shares converted to Class A	(35,244)	(18,903)	(497,876)	(300,397)

Shares redeemed	(30,446)	(34,942)	(428,751)	(544,000)

Net increase (decrease)	(15,865)	5,418	$(214,530)	$118,241

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	Shares		Amount
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2023	Year Ended November 30, 2022

Advisor Class
Shares sold	417,368	725,996	$6,729,993	$12,975,668

Shares issued in reinvestment of dividends and distributions	66,962	55,450	1,064,694	1,027,490

Shares redeemed	(668,792)	(455,794)	(10,645,899)	(7,857,465)

Net increase (decrease)	(184,462)	325,652	$(2,851,212)	$6,145,693

Class R
Shares sold	499	13,982	$13,985	$259,468

Shares issued in reinvestment of dividends and distributions	1,665	2,341	26,240	42,887

Shares redeemed	(10,633)	(19,250)	(168,086)	(342,203)

Net decrease	(8,469)	(2,927)	$(127,861)	$(39,848)

Class K
Shares sold	5,604	10,512	$90,355	$183,730

Shares issued in reinvestment of dividends and distributions	3,708	5,424	58,326	99,358

Shares redeemed	(6,725)	(25,970)	(105,237)	(449,618)

Net increase (decrease)	2,587	(10,034)	$43,444	$(166,530)

Class I
Shares sold	19,026	8,158	$303,333	$146,269

Shares issued in reinvestment of dividends and distributions	9,882	11,924	156,837	220,473

Shares redeemed	(69,346)	(23,001)	(1,083,159)	(421,904)

Net decrease	(40,438)	(2,919)	$(622,989)	$(55,162)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

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Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value, or NAV, when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may

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fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2023 and November 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$12,986,910	$20,574,730
Net long-term capital gains	5,175,220	– 0	–

Total distributions paid	$18,162,130	$20,574,730

As of November 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed capital gains	$1,701,874	(a)
Other losses	(72,332	)(b)
Unrealized appreciation (depreciation)	(18,486,377)

Total accumulated earnings (deficit)	$(16,856,835)

(a)	During the fiscal year, the Fund utilized $307,130 of capital loss carry forwards to offset current year net realized gains.

(b)	As of November 30, 2023, the cumulative deferred loss on straddles was $72,332.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2023, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary and the disallowance of a net operating loss resulted in a net

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

At a meeting held on October 31-November 2, 2023, the Board approved: (i) the discontinuance of the offering of Class K and Class R shares of the Fund to investors; (ii) the liquidation of the assets corresponding to such classes; (iii) the making of a final liquidating distribution to the remaining shareholders of each such class; and (iv) the redemption of all outstanding shares of each such class in the liquidating distribution or immediately thereafter. The Fund has suspended sales of Class K and Class R shares to new investors effective November 3, 2023. The Fund expects to make liquidating distributions to shareholders based on net asset value no later than nine months from the date of the approval of the Board.

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.25	$ 19.91	$ 18.11	$ 16.77	$ 15.62

Income From Investment Operations

Net investment income (loss)(a)(b)	.34	.47	.29	(.01)	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.53)	(1.33)	2.06	1.58	1.16

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.19)	(.86)	2.35	1.57	1.24

Less: Dividends and Distributions

Dividends from net investment income	(1.05)	(1.80)	(.55)	(.21)	(.09)

Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(1.31)	(1.80)	(.55)	(.23)	(.09)

Net asset value, end of period	$ 15.75	$ 17.25	$ 19.91	$ 18.11	$ 16.77

Total Return

Total investment return based on net asset value(d)*	(1.19)%	(4.90	)%+	13.45%	9.39%	7.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$162,288	$215,597	$207,089	$190,591	$194,924

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	1.39%	1.29%	1.27%	1.36%	1.37%

Expenses, before waivers/reimbursements(e)(f)	1.40%	1.30%	1.27%	1.37%	1.37%

Net investment income (loss)(b)	2.17%	2.66%	1.50%	(.06)%	.47%

Portfolio turnover rate	13%	1%	7%	20%	3%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.03%	.02%	.02%	.00%

See footnote summary on page 94.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 15.57	$ 18.09	$ 16.50	$ 15.26	$ 14.24

Income From Investment Operations

Net investment income (loss)(a)(b)	.20	.31	.12	(.15)	(.04)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.47)	(1.20)	1.89	1.46	1.06

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.27)	(.89)	2.01	1.31	1.02

Less: Dividends and Distributions

Dividends from net investment income	(.92)	(1.63)	(.42)	(.05)	– 0	–

Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(1.18)	(1.63)	(.42)	(.07)	– 0	–

Net asset value, end of period	$ 14.12	$ 15.57	$ 18.09	$ 16.50	$ 15.26

Total Return

Total investment return based on net asset value(d)*	(1.89)%	(5.59	)%+	12.57%	8.57%	7.16%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,935	$2,382	$2,669	$3,382	$4,115

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	2.15%	2.05%	2.03%	2.12%	2.13%

Expenses, before waivers/reimbursements(e)(f)	2.16%	2.06%	2.03%	2.13%	2.13%

Net investment income (loss)(b)	1.43%	1.92%	.69%	(1.02)%	(.30)%

Portfolio turnover rate	13%	1%	7%	20%	3%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.03%	.02%	.02%	.00%

See footnote summary on page 94.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.45	$ 20.12	$ 18.29	$ 16.93	$ 15.77

Income From Investment Operations

Net investment income(a)(b)	.39	.52	.35	.01	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.54)	(1.34)	2.07	1.62	1.17

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.15)	(.82)	2.42	1.63	1.29

Less: Dividends and Distributions

Dividends from net investment income	(1.09)	(1.85)	(.59)	(.25)	(.13)

Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(1.35)	(1.85)	(.59)	(.27)	(.13)

Net asset value, end of period	$ 15.95	$ 17.45	$ 20.12	$ 18.29	$ 16.93

Total Return

Total investment return based on net asset value(d)*	(.95)%	(4.65	)%+	13.69%	9.68%	8.27%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$13,036	$17,477	$13,604	$12,153	$14,632

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	1.14%	1.04%	1.02%	1.12%	1.12%

Expenses, before waivers/reimbursements(e)(f)	1.15%	1.05%	1.02%	1.12%	1.12%

Net investment income(b)	2.47%	2.90%	1.78%	.06%	.72%

Portfolio turnover rate	13%	1%	7%	20%	3%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.03%	.02%	.02%	.00%

See footnote summary on page 94.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2023		2022		2021		2020	2019

Net asset value, beginning of period	$ 17.15		$ 19.79		$ 17.94		$ 16.61	$ 15.47

Income From Investment Operations

Net investment income (loss)(a)(b)	.14^		.46		.19		(.18)	.00	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(1.38)		2.08		1.68	1.18

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.19		(.92)		2.27		1.50	1.18

Less: Dividends and Distributions

Dividends from net investment income	(.93)		(1.72)		(.42)		(.15)	(.04)

Distributions from net realized gain on investment transactions	(.26)		– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(1.19)		(1.72)		(.42)		(.17)	(.04)

Net asset value, end of period	$ 16.15		$ 17.15		$ 19.79		$ 17.94	$ 16.61

Total Return

Total investment return based on net asset value(d)*	1.18	%^	(5.19	)%+	13.00%		9.03%	7.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$218		$377		$493		$627	$1,373

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	2.71	%^	1.65%		1.64%		1.70%	1.71%

Expenses, before waivers/reimbursements(e)(f)	2.72	%^	1.66%		1.64%		1.71%	1.71%

Net investment income (loss)(b)	.87	%^	2.57%		.95%		(1.11)%	.00	%(g)

Portfolio turnover rate	13%		1%		7%		20%	3%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%		.03%		.02%		.02%	.00%

See footnote summary on page 94.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended November 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.20	$ 19.84	$ 18.06	$ 16.72	$ 15.58

Income From Investment Operations

Net investment income (loss)(a)(b)	.30	.46	.27	(.02)	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.48)	(1.32)	2.06	1.58	1.16

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.18)	(.86)	2.33	1.56	1.23

Less: Dividends and Distributions

Dividends from net investment income	(1.02)	(1.78)	(.55)	(.20)	(.09)

Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(1.28)	(1.78)	(.55)	(.22)	(.09)

Net asset value, end of period	$ 15.74	$ 17.20	$ 19.84	$ 18.06	$ 16.72

Total Return

Total investment return based on net asset value(d)*	(1.18)%	(4.93	)%+	13.41%	9.35%	7.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$759	$786	$1,105	$1,312	$1,313

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	1.69%	1.34%	1.33%	1.40%	1.40%

Expenses, before waivers/reimbursements(e)(f)	1.70%	1.35%	1.33%	1.40%	1.40%

Net investment income (loss)(b)	1.90%	2.59%	1.40%	(.13)%	.43%

Portfolio turnover rate	13%	1%	7%	20%	3%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.03%	.02%	.02%	.00%

See footnote summary on page 94.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended November 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.41	$ 20.09	$ 18.27	$ 16.91	$ 15.76

Income From Investment Operations

Net investment income(a)(b)	.39	.53	.35	.04	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.53)	(1.35)	2.07	1.60	1.16

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.14)	(.82)	2.42	1.64	1.29

Less: Dividends and Distributions

Dividends from net investment income	(1.09)	(1.86)	(.60)	(.26)	(.14)

Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(1.35)	(1.86)	(.60)	(.28)	(.14)

Net asset value, end of period	$ 15.92	$ 17.41	$ 20.09	$ 18.27	$ 16.91

Total Return

Total investment return based on net asset value(d)*	(.94)%	(4.63	)%+	13.78%	9.72%	8.27%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,204	$2,021	$2,390	$2,063	$3,095

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	1.13%	1.02%	.99%	1.06%	1.07%

Expenses, before waivers/reimbursements(e)(f)	1.14%	1.03%	1.00%	1.07%	1.07%

Net investment income(b)	2.46%	2.95%	1.77%	.21%	.78%

Portfolio turnover rate	13%	1%	7%	20%	3%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.03%	.02%	.02%	.00%

See footnote summary on page 94.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2023, November 30, 2022, November 30, 2021 and November 30, 2020, such waiver amounted to .01%, .01%, 02% and ..01%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended November 30,
	2023	2022	2021	2020	2019
Class A
Net of waivers/reimbursements	1.38%	1.29%	1.27%	1.36%	1.35%
Before waivers/reimbursements	1.39%	1.30%	1.27%	1.37%	1.36%
Class C
Net of waivers/reimbursements	2.14%	2.05%	2.03%	2.12%	2.11%
Before waivers/reimbursements	2.15%	2.06%	2.03%	2.13%	2.11%
Advisor Class
Net of waivers/reimbursements	1.13%	1.04%	1.02%	1.12%	1.10%
Before waivers/reimbursements	1.14%	1.05%	1.02%	1.12%	1.11%
Class R
Net of waivers/reimbursements	2.70%	1.65%	1.64%	1.70%	1.69%
Before waivers/reimbursements	2.71%	1.66%	1.64%	1.71%	1.69%
Class K
Net of waivers/reimbursements	1.68%	1.34%	1.33%	1.40%	1.38%
Before waivers/reimbursements	1.70%	1.35%	1.33%	1.40%	1.38%
Class I
Net of waivers/reimbursements	1.12%	1.02%	.99%	1.06%	1.05%
Before waivers/reimbursements	1.14%	1.03%	1.00%	1.07%	1.05%

(g)	Amount is less than .005%.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2020 and November 30, 2019 by .01% and .31%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Reflects a onetime non-recurring accrual adjustment.

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Global Risk Allocation Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB Global Risk Allocation Fund, Inc. (the “Fund”), including the consolidated portfolio of investments, as of November 30, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at November 30, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2024

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2023. For individual shareholders, the Fund designates 8.98% of dividends paid as qualified dividend income. For corporate shareholders, 3.88% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 34.48% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The fund designates $5,175,220 of dividends as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 97

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS

Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 48 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2008)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (July 2017-June 2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,## 80 (2005)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 82 (2005)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

ADVISORY BOARD MEMBER

Emilie D. Wrapp,# 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023-June 2023). Prior thereto, Senior Vice President, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

*

The address for each of the Fund’s Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors and Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. Ms. Wrapp is an “interested person” of the Fund, as defined in the 1940 Act, due to her former affiliation with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Chief Investment Officer and Head of Multi-Asset and Hedge Fund Solutions; and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 to 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Risk Allocation Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held in-person on October 31-November 2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its net assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2023. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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NOTES

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AB GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GRA-0151-1123

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Risk Allocation	2022	$88,612	$—	$56,717
	2023	$88,612	$—	$41,542

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) 100% of the amounts for Audit-Related Fees and Tax Fees in the table under Item 4 (b) and (c) are for services pre-approved by the Fund’s Audit Committee. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Risk Allocation	2022	$1,989,174	$56,717
			$—
			$(56,717)
	2023	$2,153,005	$41,542
			$—
			$(41,542)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

13(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

13(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Risk Allocation Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: January 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: January 29, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date: January 29, 2024